Registration Statement No. 333-69753

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM S-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 4

CONNECTICUT
(State or other jurisdiction of incorporation or organization)

I.R.S. Employer Identification Number: 06-0904249

P.O. Box 990026, Hartford, Connecticut 06199-0026 (860) 308-1000
(Address, including Zip Code, and Telephone Number, including Area Code, of Registrant’s Principal Executive Offices)

Ernest J. Wright
Secretary
The Travelers Life and Annuity Company
P. O. Box 990026
Hartford, Connecticut 06199-0026
(860) 308-1000
(Name, Address, including Zip Code, and Telephone Number,
including Area Code of Agent for Service)

             Approximate date of commencement of proposed sale to the public: The investment option interests covered by this registration statement are to be issued from time to time after the effective date of this registration statement.

             If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box. X

             If the registrant elects to deliver its latest annual report to security-holders, or a complete and legible facsimile thereof, pursuant to Item 11(a)(1) of this form, check the following box. _____

             If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ___

             If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering ____.

             If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering ____.

             If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. ___

PART I

INFORMATION REQUIRED IN PROSPECTUS

THE TRAVELERS LIFE AND ANNUITY COMPANY

Cross Reference Sheet Pursuant to Regulation S-K, Item 501(b)

Item No.	Form S-2 Caption	Heading in Prospectus
1.	Forepart of the Registration Statement and Outside Front Cover Page of Prospectus	Outside Front Cover Page of Registration Statement and Prospectus

2.	Inside Front and Outside Back Cover Pages of Prospectus	Available Information, Incorporation of Certain Documents by Reference; Table of Contents

3.	Summary Information, Risk Factors and Ratio of Earnings to Fixed Charges	Prospectus Summary; Outside Front Cover Page

4.	Use of Proceeds	Investments by the Company

5.	Determination of Offering Price	Not Applicable

6.	Dilution	Not Applicable

7.	Selling Security Holders	Not Applicable

8.	Plan of Distribution	Distribution of the Contract

9.	Description of Securities to be Registered	Outside Front Cover Page of Prospectus; Description of Contracts

10.	Interests of Named Experts and Counsel	Not Applicable

11.	Information with Respect to the Registrant	Outside Front Cover Page; Incorporation of Certain Documents by Reference to Form 10-K

12.	Incorporation of Certain Information by Reference	Incorporation of Certain Documents by Reference

13.	Disclosure of Commission Position on Indemnification of Securities Act Liabilities	Not Applicable

Travelers Retirement Account Annuity Prospectus:

The Travelers Separate Account Five For Variable Annuities
The Travelers Separate Account Six For Variable Annuities

This prospectus describes Travelers Retirement Account Annuity, a flexible premium deferred variable annuity contract (the “Contract”) issued by The Travelers Insurance Company or The Travelers Life and Annuity Company. Refer to the first page of your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment (“Qualified Contracts”.) We may issue it as an individual Contract or as a group Contract. When we issue a group contract, you will receive a certificate summarizing the Contract’s provisions. For convenience, we refer to Contracts and certificates as “Contracts.”

You can choose to have your premium (“Purchase Payments”) and any applicable Purchase Payment Credits accumulate on a variable and, subject to availability, fixed basis in one of our funding options. Your Contract Value before the Maturity Date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the Variable Funding Options you select. You bear the investment risk of investing in the Variable Funding Options. The Variable Funding Options are:

Capital Appreciation Fund	Janus Aspen Series	Travelers Series Trust (continued)
High Yield Bond Trust	Balanced Portfolio - Service Shares	MFS Research Portfolio
Managed Assets Trust	Mid Cap Growth Portfolio - Service Shares(2)	Pioneer Fund Portfolio(5)
Money Market Portfolio (Travelers)	Worldwide Growth Portfolio - Service Shares	Social Awareness Stock Portfolio
AIM Variable Insurance Funds, Inc.	PIMCO Variable Insurance Trust	Travelers Quality Bond Portfolio
AIM V.I. Premier Equity Fund - Series I	Total Return Portfolio - Administrative Class	U.S. Government Securities Portfolio
CitiStreet Funds, Inc.	Putnam Variable Trust	Travelers Series Fund Inc.
CitiStreet Diversified Bond Fund - Class I	Putnam VT International Equity Fund - Class	AIM Capital Appreciation Portfolio
CitiStreet International Stock Fund - Class I	IB Shares(3)	Alliance Growth Portfolio
CitiStreet Large Company Stock Fund - Class I	Putnam VT Small Cap Value Fund - Class	MFS Total Return Portfolio
CitiStreet Small Company Stock Fund - Class I	IB Shares	Putnam Diversified Income Portfolio
Delaware VIP Trust	Salomon Brothers Variable Series Funds Inc.	Smith Barney Aggressive Growth Portfolio
Delaware VIP REIT Series - Standard Class	All Cap Fund - Class I(4)	Smith Barney High Income Portfolio
Delaware VIP Small Cap Value Series -	Investors Fund - Class I	Smith Barney International All Cap Growth
Standard Class	Small Cap Growth Fund - Class I	Portfolio
Dreyfus Variable Investment Fund	Total Return Fund - Class I	Smith Barney Large Capitalization Growth
Dreyfus Variable Investment Fund -	Smith Barney Investment Series	Portfolio
Appreciation Portfolio - Initial Shares	Smith Barney Large Cap Core Portfolio	Van Kampen Life Investment Trust
Dreyfus Variable Investment Fund -	Smith Barney Premier Selections All Cap	Comstock Portfolio Class II Shares
Developing Leaders Portfolio - Initial Shares(1)	Growth Portfolio	Emerging Growth Portfolio Class II Shares
Franklin Templeton Variable Insurance	The Travelers Series Trust	Enterprise Portfolio Class II Shares
Products Trust	Disciplined Mid Cap Stock Portfolio	Variable Annuity Portfolios
Mutual Shares Securities Fund - Class 2	Equity Income Portfolio	Smith Barney Small Cap Growth Opportunities
Shares	Federated Stock Portfolio	Portfolio
Greenwich Street Series Fund	Large Cap Portfolio	Variable Insurance Products Fund II
Appreciation Portfolio	Lazard International Stock Portfolio	Asset Manager Portfolio - Service Class 2
Equity Index Portfolio - Class II Shares	MFS Emerging Growth Portfolio	Contrafund® Portfolio - Service Class 2
Fundamental Value Portfolio	MFS Mid Cap Growth Portfolio	Variable Insurance Products Fund III
Dynamic Capital Appreciation Portfolio - Service Class 2
Mid Cap Portfolio - Service Class 2

______________

(1)	Formerly Small Cap Portfolio - Initial Shares	(4)	Formerly Capital Fund - Class I
(2)	Formerly Aggressive Growth Portfolio - Service Shares	(5)	Formerly Utilities Portfolio
(3)	Formerly Putnam VT International Growth Fund - Class IB Shares

We also offer variable annuity contracts that do not have Purchase Payment Credits, and therefore may have lower fees. Over time, the value of the Purchase Payment Credits could be more than offset by higher charges. You should carefully consider whether or not this Contract is the most appropriate investment for you.

The Contract, certain contract features and/or some of the funding options may not be available in all states.
This prospectus provides the information that you should know before investing in the Contract. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information (“SAI”) dated May 1, 2003. We filed the SAI with the Securities and Exchange Commission (“SEC”), and it is incorporated by reference into this prospectus. To request a copy, write to The Travelers Insurance Company, Annuity Investor Services, One Cityplace, Hartford, Connecticut 06103-3415, call 1-800-842-9406 or access the SEC’s website (http://www.sec.gov). See Appendix E for the SAI’s table of contents.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Variable annuity contracts are not deposits of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus dated May 1, 2003

TABLE OF CONTENTS

Glossary	2	Payment Options	33
Summary	4	Election of Options	33
Fee Table	7	Annuity Options	33
Condensed Financial Information	15	Miscellaneous Contract Provisions	34
The Annuity Contract	15	Right to Return	34
Contract Owner Inquiries	15	Termination	34
Purchase Payments	15	Required Reports	34
Purchase Payment Credits	15	Suspension of Payments	34
Conservation Credits	16	The Separate Accounts	35
Accumulation Units	16	Performance Information	35
The Variable Funding Options	17	Federal Tax Considerations	36
Fixed Account	23	Non-Resident Aliens	36
Charges and Deductions	23	General Taxation of Annuities	36
General	23	Qualified Annuity Contracts	36
Withdrawal Charge	23	Penalty Tax for Premature Distributions	36
Free Withdrawal Allowance	24	Diversification Requirements for Variable
Transfer Charge	25	Annuities	37
Mortality and Expense Risk Charge	25	Ownership of the Investments	37
Variable Funding Option Expenses	25	Mandatory Distributions for Qualified Plans	37
Floor Benefit/Liquidity Benefit Charges	25	Taxation of Death Benefit Proceeds
CHART Asset Allocation Program Charges	25	Available Information	37
Premium Tax	25	Incorporation of Certain Documents by
Changes in Taxes Based upon Premium or	25	Reference.	38
Value	25	Other Information	38
Transfers	25	The Insurance Companies	38
Access to Your Money	26	Financial Statements	38
Systematic Withdrawals	27	Distribution of Variable Annuity Contracts	38
Managed Distribution Program	27	Conformity with State and Federal Laws	39
Ownership Provisions	27	Voting Rights.	39
Types of Ownership	27	Legal Proceedings and Opinions	39
Contract Owner	27	Appendix A: Condensed Financial
Beneficiary	27	Information for The Travelers Insurance
Death Benefit	28	Company: Separate Account Five	A-1
Death Proceeds Before the Maturity Date	28	Appendix B:Condensed Financial Information
Payment of Proceeds	29	for The Travelers Life and Annuity
Beneficiary Contract Continuance	30	Company:Separate Account Six	B-1
Planned Death Benefit	30	Appendix C: Waiver of Withdrawal
Death Proceeds after the Maturity Date	30	Charge for Nursing Home Confinement	C-1
The Annuity Period	31	Appendix D: Market Value Adjustment	D-1
Maturity Date	31	Appendix E: Contents of the Statement
Liquidity Benefit	31	of Additional Information	E-1
Allocation of Annuity	32
Variable Annuity	32
Fixed Annuity	32

Glossary

Accumulation Unit - an accounting unit of measure used to calculate the value of this contract before Annuity Payments begin.

Annuitant - the person on whose life the Maturity Date and Annuity Payments depend.

Annuity Payments – a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period.

Annuity Unit - an accounting unit of measure used to calculate the amount of Annuity Payments.

Cash Surrender Value – the Contract Value less any withdrawal charge and premium tax not previously deducted.

Code - the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

Contingent Annuitant – the individual who becomes the Annuitant when the Annuitant who is not the owner dies prior to the Maturity Date.

Contract Date - the date on which the Contract is issued.

Contract Owner (you) – the person named in the Contract (on the specifications page) as the owner of the Contract.

Contract Value – Purchase Payments and any associated Purchase Payment Credits, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the Fixed Account, adjusted by any applicable charges and withdrawals.

Contract Years - twelve month periods beginning with the Contract Date.

Death Report Date - the day on which we have received 1) Due Proof of Death and 2) written payment instructions or election of spousal or beneficiary contract continuation.

Due Proof of Death - (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

Fixed Account - an account that consists of all of the assets under this contract other than those in the Separate Account.

Home Office - the Home Office of The Travelers Insurance Company or The Travelers Life and Annuity Company or any other office that we may designate for the purpose of administering this contract.

Maturity Date - the date on which the Annuity Payments are to begin.

Payment Option - an Annuity or Income option elected under your Contract.

Purchase Payment – any premium paid by you to initiate or supplement this Contract.

Purchase Payment Credit – an amount credited to your Contract Value that equals a percentage of each Purchase Payment made.

Qualified Contract - a contract used in a retirement plan or program that is intended to qualify under Sections 401, 403, 408, or 414(d) of the Code.

Separate Account – a segregated account registered with the Securities and Exchange Commission (“SEC”), the assets of which are invested solely in the Variable Funding Options. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

Subaccount - that portion of the assets of a Separate Account that is allocated to a particular Variable Funding Option.

Underlying Fund – a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.

Valuation Date - a date on which a Subaccount is valued.

Valuation Period - the period between successive valuations.

Variable Funding Option - an open-end diversified management investment company that serves as an investment option under the Separate Account.

We, us, our - The Travelers Insurance Company or the Travelers Life and Annuity Company.

Written Request - written information sent to us in a form and content satisfactory to us and received at our Home Office.

You, your - the Contract Owner.

Summary:
Travelers Retirement Account

This summary details some of the more important points that you should know and consider before purchasing the Contract. Please read the entire prospectus carefully.

What company will issue my Contract? Your issuing company is either The Travelers Insurance Company or The Travelers Life and Annuity Company, (“the Company,” “we” or “us”). Refer to your Contract for the name of your issuing Company. Each company sponsors its own segregated asset account (“Separate Account”). The Travelers Insurance Company sponsors the Travelers Separate Account Five for Variable Annuities (“Separate Account Five”); The Travelers Life and Annuity Company sponsors the Travelers Separate Account Six for Variable Annuities (“Separate Account Six”). When we refer to the Separate Account, we are referring to either Separate Account Five or Separate Account Six, depending upon your issuing Company. The Contract may not currently be available for sale in all states.

Can you give me a general description of the Contract? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the Variable Funding Options and/or to the Fixed Account that is part of our general account (the “Fixed Account”). We guarantee money directed to the Fixed Account as to principal and interest. The Variable Funding Options are designed to produce a higher rate of return than the Fixed Account; however, this is not guaranteed. You can also lose money in the Variable Funding Options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (Annuity Payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments from the Variable Funding Options and/or the Fixed Account. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options and begin to receive payments, it cannot be changed.

Who should purchase this Contract? The Contract is currently only available for use in connection with tax qualified retirement plans (“Plans”), which include contracts qualifying under Section 401(a), 403(b), 408 or 457 of the Internal Revenue Code of 1986, as amended, as well as beneficiary–directed transfers of death benefit proceeds from another contract. Purchase of this Contract through a Plan does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits.

You may purchase the Contract with an initial payment of at least $20,000. You may make additional payments of at least $5,000 at any time during the accumulation phase.

Can I exchange my current annuity contract for this Contract? The Code generally permits you to exchange one annuity contract for another in a “tax-free exchange.” Therefore, you can use the proceeds from another annuity contract to make Purchase Payments under this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract, and this Contract has its own surrender charges that would apply to you. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of your current contract. In addition, you may have to pay federal income or penalty taxes on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, that the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.

Who is the Contract issued to? If you purchase an individual contract, you are the Contract Owner. If a group contract is purchased, we issue certificates to the individual participants. Where we refer to “you,” we are referring to the individual Contract Owner or the group participant, as applicable. We refer to both contracts and certificates as “Contracts.” If a group unallocated contract is purchased, we issue only the Contract.

We issue group contracts in connection with retirement plans. Depending on your Plan, certain features and/or Variable Funding Options described in this prospectus may not be available to you. Your Plan provisions supercede the prospectus. If you have any questions about your specific Plan, contact your Plan administrator.

Is there a right to return period? If you cancel the Contract within ten days after you receive it, you will receive a full refund of your Contract Value plus any contract charges and premium taxes you paid (but not fees and charges assessed by the Underlying Funds). Where state law requires a different right to return period, or the return of Purchase Payments, the Company will comply. You bear the investment risk on the Purchase Payment allocated to a Variable Funding Option during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, or longer if your state permits, we will refund your full Purchase Payment. During the remainder of the right to return period, we will refund your Contract Value (including charges we assessed). We will determine your Contract Value at the close of business on the day we receive a Written Request for a refund.

During the right to return period, you will not bear any contract fees associated with the Purchase Payment Credits. If you exercise your right to return, you will be in the same position as if you had exercised the right to return in a variable annuity contract with no Purchase Payment Credit. You would, however, receive any gains, and we would bear any losses attributable to the Purchase Payment Credits.

Can you give a general description of the Variable Funding Options and how they operate? Through its Subaccounts, the Separate Account uses your Purchase Payments to purchase units, at your direction, of one or more of the Variable Funding Options. In turn, each Variable Funding Option invests in an underlying mutual fund (“Underlying Fund”) that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no charge for transfers, nor a limit to the number of transfers allowed. We may, in the future, charge a fee for any transfer request, or limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners.

What expenses will be assessed under the Contract? The Contract has insurance features and investment features, and there are costs related to each. We deduct a mortality and expense risk (“M&E”) charge daily from the amounts you allocate to the Separate Account. We deduct the M&E at an annual rate of 0.80% for the Standard Death Benefit, and 1.25% for the Optional Death Benefit. Each Underlying Fund also charges for management costs and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the Purchase Payments and any associated Purchase Payment Credits. The maximum percentage is 5%, decreasing to 0% in years six and later.

If you select the Variable Annuitization Floor Benefit, there is a Floor Benefit charge assessed. This charge will vary based upon market conditions, and will be set at the time you choose this option. Once established, this charge will remain the same throughout the term of the annuitization. If you select the Liquidity Benefit, there is a surrender charge of 5% of the amounts withdrawn.

How will my Purchase Payments and withdrawals be taxed? Generally, the payments you make to a Qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your Purchase Payments, Purchase Payment Credits and on any earnings when you make a withdrawal or begin receiving Annuity Payments. Payments to the Contract are made with after-tax dollars, and any credits and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59½ when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

How may I access my money? You can take withdrawals any time during the accumulation phase. Withdrawal charges, income taxes, and/or a penalty tax may apply to taxable amounts withdrawn.

What is the death benefit under the Contract? You may choose to purchase the Standard or Optional Death Benefit. If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or the election of beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

Where may I find out more about Accumulation Unit values? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about Accumulation Unit values.

Are there any additional features? This Contract has other features you may be interested in. These include:

    Dollar Cost Averaging. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.
    Systematic Withdrawal Option. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn.
    Managed Distribution Program. This program allows us to automatically calculate and distribute to you, in November of the applicable tax year, an amount that will satisfy the Internal Revenue Service’s minimum distribution requirements imposed on certain contracts once the owner reaches age 70½or retires. These minimum distributions occur during the accumulation phase.
    Asset Allocation Advice. If allowed, you may elect to enter into a separate advisory agreement with CitiStreet Financial Services LLC. (“CitiStreet”), an affiliate of the Company, for the purpose of receiving asset allocation advice under CitiStreet’s CHART Program. The CHART Program allocates all Purchase Payments among the CitiStreet Funds. The CHART Program and applicable fees are fully described in a separate disclosure statement.
    Beneficiary Contract Continuance (not permitted for non-natural beneficiaries). If you die before the Maturity Date, and if the value of any beneficiary’s portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(s) may elect to continue his/her portion of the Contract.

FEE TABLE

The purpose of this Fee Table is to assist Contract Owners in understanding the various costs and expenses that you will bear, directly or indirectly, if you purchase this Contract. See Charges and Deductions in this prospectus for additional information. Expenses shown do not include premium taxes, which may be applicable. Each Variable Funding Option purchases shares of the Underlying Fund at net asset value. The net asset value already reflects the deduction of each Underlying Fund’s Total Operating Expenses as shown in the table below; therefore, you are indirectly bearing the costs of Underlying Fund expenses.

We receive payments from some of the Underlying Funds or their affiliates for providing administrative or other services for a fund. These payments vary in amount and currently we receive payments at an annual rate of up to 0.50% of the average net amount invested in an Underlying Fund on behalf of the Separate Accounts. These payments by the funds do not result in any charge to you in addition to the Total Annual Operating Expenses disclosed below for each fund.

Transaction Expenses

Withdrawal Charge
(as a percentage of the Purchase Payments and any applicable Purchase Payment Credits withdrawn)

Years Since Purchase Payment Made		Withdrawal Charge
Greater than or Equal To	But less than
0 years	1 year	5%
1 year	2 years	4%
2 years	3 years	3%
3 years	4 years	2%
4 years	5 years	1%
5+ years		0%

During the annuity period, if you have elected the Liquidity Benefit, a surrender charge of 5% of the amount withdrawn will be assessed. See Liquidity Benefit.

Transfer Charge	$10 (on transfers exceeding 12 per year.)

  (We do not currently assess a transfer charge)

Annual Separate Account Charges
(as a percentage of the average daily net assets of the Separate Account)

Standard Death Benefit :		Optional Death Benefit:
Mortality and Expense Risk Charge	0.80%	Mortality and Expense Risk Charge	1.25%
Administrative Expense Charge	None	Administrative Expense Charge	None
Total Separate Account Charges	0.80%	Total Separate Account Charges	1.25%

Variable Funding Option Expenses:

The first table below shows the minimum and maximum fees and expenses charged by any of the Funds as of December 31, 2002. The second table shows each Fund’s fees and expenses as of December 31, 2002. This information was provided by the Funds and we have not independently verified it. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Minimum and Maximum Total Annual Fund Operating Expenses as of December 31, 2002

	Minimum (before reimbursement)	Maximum (before reimbursement)	Minimum (after reimbursement)	Maximum (after reimbursement)

Total Annual Fund Operating Expenses	0.42%	2.79%	0.40%	1.81%

Fund Fees and Expenses as of December 31, 2002 (unless otherwise indicated)

Funding Options:	Management Fee (before expense reimbursement)	Distribution and/or Service Fees (12b-1)	Other Expenses (before expense reimbursement)	Total Annual Operating Expenses before expense reimbursement)

Capital Appreciation Fund	0.81%	—	0.03%	0.84%(21)
High Yield Bond Trust	0.55%	—	0.16%	0.71%(1)
Managed Assets Trust	0.56%	—	0.05%	0.61%(2)
Money Market Portfolio (Travelers)	0.38%	—	0.04%	0.42%(3)
AIM Variable Insurance Funds, Inc.
AIM V.I. Premier Equity Fund - Series I	0.61%	—	0.24%	0.85%
CitiStreet Funds, Inc.
CitiStreet Diversified Bond Fund - Class I	0.45%	—	0.11%	0.56%
CitiStreet International Stock Fund - Class I	0.73%	—	0.17%	0.90%
CitiStreet Large Company Stock Fund - Class I	0.55%	—	0.15%	0.70%
CitiStreet Small Company Stock Fund - Class I	0.60%	—	0.16%	0.76%
CitiStreet Funds, Inc. **
CitiStreet Diversified Bond Fund - Class I	0.45%	—	1.36%	1.81%
CitiStreet International Stock Fund - Class I	0.73%	—	1.42%	2.15%
CitiStreet Large Company Stock Fund - Class I	0.55%	—	1.40%	1.95%
CitiStreet Small Company Stock Fund - Class I	0.60%	—	1.41%	2.01%
Credit Suisse Trust
Emerging Markets Portfolio†	1.25%	—	0.64%	1.89%(4)
Delaware VIP Trust
Delaware VIP REIT Series - Standard Class	0.75%	—	0.09%	0.84%(5)
Delaware VIP Small Cap Value Series - Standard Class	0.75%	—	0.10%	0.85%(6)
Dreyfus Variable Investment Fund
Dreyfus Variable Investment Fund - Appreciation Portfolio - Initial Shares	0.75%	—	0.03%	0.78%
Dreyfus Variable Investment Fund - Developing Leaders Portfolio - Initial Shares	0.75%	—	0.06%	0.81%

Funding Options:	Management Fee (before expense reimbursement)	Distribution and/or Service Fees (12b-1)	Other Expenses (before expense reimbursement)	Total Annual Operating Expenses before expense reimbursement)

Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund - Class 2 Shares*	0.60%	0.25%	0.21%	1.06%(7)
Greenwich Street Series Fund
Appreciation Portfolio	0.75%	—	0.02%	0.77%(15)
Equity Index Portfolio - Class II Shares*	0.31%	0.25%	0.05%	0.61%(8)
Fundamental Value Portfolio	0.75%	—	0.03%	0.78%(15)
Janus Aspen Series
Balanced Portfolio - Service Shares*	0.65%	0.25%	0.02%	0.92%(10)
Mid Cap Growth Portfolio - Service Shares*	0.65%	0.25%	0.02%	0.92%(9)
Worldwide Growth Portfolio - Service Shares*	0.65%	0.25%	0.05%	0.95%(10)
PIMCO Variable Insurance Trust
Total Return Portfolio - Administrative Class	0.25%	—	0.41%	0.66%(11)
Putnam Variable Trust
Putnam VT Discovery Growth Fund - Class IB Shares*	0.70%	0.25%	0.86%	1.81%
Putnam VT International Equity Fund - Class IB Shares*	0.77%	0.25%	0.22%	1.24%
Putnam VT Small Cap Value Fund - Class IB Shares*	0.80%	0.25%	0.12%	1.17%
Salomon Brothers Variable Series Funds Inc.
All Cap Fund - Class I	0.85%	—	0.12%	0.97%
Investors Fund - Class I	0.70%	—	0.11%	0.81%(12)
Small Cap Growth Fund - Class I	0.75%	—	0.55%	1.30%
Total Return Fund - Class I	0.80%	—	0.21%	1.01%(17)
Smith Barney Investment Series
Smith Barney Large Cap Core Portfolio	0.75%	—	0.18%	0.93%
Smith Barney Premier Selections All Cap Growth Portfolio	0.75%	—	0.36%	1.11%
Strong Variable Insurance Funds, Inc.
Strong Multi Cap Value Fund II†	0.75%	—	0.67%	1.42%(13)
The Travelers Series Trust
Disciplined Mid Cap Stock Portfolio	0.76%	—	0.09%	0.85%(15)
Equity Income Portfolio	0.75%	—	0.09%	0.84%(14)
Federated Stock Portfolio	0.69%	—	0.15%	0.84%(15)
Large Cap Portfolio	0.75%	—	0.10%	0.85%(16)
Lazard International Stock Portfolio	0.89%	—	0.17%	1.06%(21)
MFS Emerging Growth Portfolio	0.81%	—	0.08%	0.89%(15)
MFS Mid Cap Growth Portfolio	0.86%	—	0.07%	0.93%(17)
MFS Research Portfolio	0.86%	—	0.08%	0.94%(17)
Pioneer Fund Portfolio	0.81%	—	0.19%	1.00%(18)
Social Awareness Stock Portfolio	0.68%	—	0.10%	0.78%(19)
Travelers Quality Bond Portfolio	0.38%	—	0.06%	0.44%(20)
U.S. Government Securities Portfolio	0.38%	—	0.06%	0.44%(21)

Funding Options:	Management Fee (before expense reimbursement)	Distribution and/or Service Fees (12b-1)	Other Expenses (before expense reimbursement)	Total Annual Operating Expenses before expense reimbursement)

Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio	0.80%	—	0.05%	0.85%(22)
Alliance Growth Portfolio	0.80%	—	0.03%	0.83%(22)
MFS Total Return Portfolio	0.80%	—	0.03%	0.83%(22)
Putnam Diversified Income Portfolio	0.75%	—	0.18%	0.93%(22)
Smith Barney Aggressive Growth Portfolio	0.80%	—	0.03%	0.83%(23)
Smith Barney High Income Portfolio	0.60%	—	0.09%	0.69%(22)
Smith Barney International All Cap Growth Portfolio	0.90%	—	0.10%	1.00%(24)
Smith Barney Large Capitalization Growth Portfolio	0.75%	—	0.05%	0.80%
Van Kampen Life Investment Trust
Comstock Portfolio Class II Shares*	0.60%	0.25%	0.09%	0.94%
Emerging Growth Portfolio Class II Shares*	0.70%	0.25%	0.08%	1.03%
Enterprise Portfolio Class II Shares*	0.50%	0.25%	0.17%	0.92%(25)
Variable Annuity Portfolios
Smith Barney Small Cap Growth Opportunities Portfolio	0.75%	—	0.15%	0.90%
Variable Insurance Products Fund II
Asset Manager Portfolio - Service Class 2*	0.53%	0.25%	0.12%	0.90%(26)
Contrafund® Portfolio - Service Class 2*	0.58%	0.25%	0.10%	0.93%(27)
Variable Insurance Products Fund III
Dynamic Capital Appreciation Portfolio - Service Class 2*	0.58%	0.25%	1.96%	2.79%(28)
Mid Cap Portfolio - Service Class 2*	0.58%	0.25%	0.12%	0.95%(29)

______________

     *   The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

     **   Includes 0.0125 CHART asset allocation fee.

     †   Closed to new investors.

Notes

     (1)   Management fee includes an administration fee. The management fee has breakpoints. The management rates decrease as the Fund’s net assets increase. See prospectus for detailed information. Fund has a voluntary expense cap of 1.25%.

     (2)   Management fee includes Administration fee. No fees were waived during the period, nor was the Fund reimbursed for expenses. Fund operates under a voluntary expense cap of 1.25%.

     (3)   Travelers Insurance Company reimbursed Money Market Portfolio for $71,805 in expenses for the year ended December 31, 2002. For the year ended December 31, 2002, there was a voluntary expense limitation. As a result of the voluntary expense limitation, the ratio of expense to average net assets will not exceed 0.40%. Management fee includes an administration fee.

     (4)   Fee waivers, expense reimbursements, or expense credits reduced expenses for the Emerging Markets Portfolio during 2002, but this may be discontinued at any time. With such reductions, the Management Fees, Other Expenses and Total Annual Operating Expenses would equal 1.25%, 0.15% and 1.40%, respectively. The Other Expenses are based on annualized estimates of expenses for the fiscal year ending December 31, 2002, net of any fee waivers or expense reimbursements.

     (5)   The investment advisor for the Delaware VIP REIT Series is Delaware Management Company (“DMC”). For the period May 1, 2001 through April 30, 2002, the advisor waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) would not exceed 0.85%. For the period May 1, 2002 through April 30, 2003, the advisor waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) would not exceed 0.95%. Effective May 1, 2003 through April 30, 2004, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) will not exceed 0.95%. Under its Management Agreement, the Ser ies pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.

     (6)   The investment advisor for the Delaware VIP Small Cap Value Series is Delaware Management Company (“DMC”). For the period May 1, 2001 through April 30, 2002, the advisor waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) would not exceed 0.85%. For the period May 1, 2002 through April 30, 2003, the advisor waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) would not exceed 0.95%.

  Effective May 1, 2003 through April 30, 2004, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) will not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.

     (7)   The Fund’s Class 2 distribution plan or “rule 12b-1 plan” is described in the Fund’s prospectus. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund for cash management. This reduction is required by the Fund’s Board of Trustees and an exemptive order by the Securities and Exchange Commission.

     (8)   Management fee includes administration fees. Effective June 24, 2002, the Advisory fee for GSS Equity Index Portfolio increased to 0.25% from 0.15%., therefore the actual management fee for the year was a blended rate of 0.20% plus 0.06% in Administration fees.

     (9)   Expenses for all Portfolios are based upon expenses for the year ended December 31, 2002. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreements. All expenses are shown without the effect of any expense offset arrangements. Formerly, Aggressive Growth Portfolio.

     (10)   Expenses for all Portfolios are based upon expenses for the year ended December 31, 2002. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreements. All expenses are shown without the effect of any expense offset arrangements.

     (11)   “Other Expenses” reflects a 0.25% administrative fee, and 0.01% representing the Portfolio’s pro rata Trustees’ fees. PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees’ fees 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

     (12)   As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.

     (13)   As compensation for its advisory services, the fund pays Strong a monthly management fee at an annual rate of 0.75% of the fund’s average daily net asset value. Strong has voluntarily agreed to waive the management fee and/or absorb the fund’s other expenses so that the total annual fund operating expenses are capped at 1.20%. Strong has no current intention to, but may in the future, discontinue or modify any fee waivers or expense absorptions after any appropriate notice to the fund’s shareholders. A cap on total annual fund operating expenses lowers the fund’s overall expense ratio and increases the fund’s return to investors.

     (14)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Equity Income Portfolio were 0.78%.

     (15)   Management fee includes an administration fee.

     (16)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Large Cap Portfolio were 0.81%.

     (17)   Management fee includes an administration fee. Fund has a voluntary expense cap of 1.00%.

     (18)   The expense information in the table has been restated to reflect current fees that would have been applicable if they had been in effect during the previous fiscal year. On April 22, 2003, the shareholders of the fund approved a new investment advisory agreement, which became effective May 1, 2003. Under the new agreement, the management fee increased by 0.10%. The management fee also includes a 0.06% fee for adminstrative services.

     (19)   Management fee has breakpoints. The management rates decrease, as the Fund’s net assets increase. See prospectus for detailed information. Fund has a voluntary expense cap of 1.25%. The management fee also includes an administrative service fee.

     (20)   Management fee includes an administration fee. Fund has a voluntary expense cap of 0.75%.

     (21)   Management fee includes an administration fee. Fund has a voluntary expense cap of 1.25%.

     (22)   Fund has a voluntary expense cap of 1.25%.

     (23)   Fund has a voluntary expense cap of 1.00%.

     (24)   Fund has a voluntary expense cap of 1.50%.

     (25)   If certain expenses had not been assumed by Van Kampen, Total Annual Operating Expenses for the Enterprise Portfolio Class II would have been 0.85%.

     (26)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Fidelity VIP Asset Manager Portfolio - Service Class 2 were 0.88%.

     (27)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Fidelity VIP Contrafund Portfolio - Service Class 2 were 0.90%.

     (28)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. These offsets may be discontinued at any time. Also, The fund’s manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed 1.75%. This arrangement can be discontinued by the fund’s manager at any time. Including such reductions, Total Annual Operating expenses for the Fidelity VIP Dynamic Capital Appreciation Portfolio - Service Class 2 were 1.63%.

     (29)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Fidelity VIP Mid Cap Portfolio - Service Class 2 were 0.88%.

Examples

These examples show what your costs would be under certain hypothetical situations. The examples do not represent past or future expenses. Your actual expenses may be more or less than those shown. We base examples on the annual expenses of the Underlying Funds for the year ended December 31, 2002, and assume that any fee waivers and expense reimbursements will continue. We cannot guarantee that these fee waivers and expense reimbursements will continue.

You would pay the following expenses on a $10,000 investment, assuming a 5% annual return on assets, Separate Accounts charges of 1.25% and a Purchase Payment Credit of 2.0%. For those contracts that do not elect the optional death benefit, the expenses would be lower.

	If Contract is surrendered at the end of period shown:				If Contract is NOT surrendered or annuitized at the end of period shown

Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Capital Appreciation Fund	712	955	1224	2421	212	655	1124	2421
High Yield Bond Trust	699	915	1157	2285	199	615	1057	2285
Managed Assets Trust	689	885	1106	2180	189	585	1006	2180
Money Market Portfolio (Travelers)	670	826	1007	1976	170	526	907	1976
AIM Variable Insurance Funds, Inc.
AIM V.I. Premier Equity Fund - Series I	713	958	1229	2431	213	658	1129	2431
CitiStreet Funds, Inc.
CitiStreet Diversified Bond Fund - Class I	684	869	1080	2127	184	569	980	2127
CitiStreet International Stock Fund - Class I	718	973	1254	2483	218	673	1154	2483
CitiStreet Large Company Stock Fund - Class I	698	912	1152	2275	198	612	1052	2275
CitiStreet Small Company Stock Fund - Class I	704	930	1183	2338	204	630	1083	2338
CitiStreet Funds, Inc. **
CitiStreet Diversified Bond Fund - Class I	809	1245	1706	3374	309	945	1606	3374
CitiStreet International Stock Fund - Class I	843	1345	1869	3685	343	1045	1769	3685
CitiStreet Large Company Stock Fund - Class I	823	1286	1774	3503	323	986	1674	3503
CitiStreet Small Company Stock Fund - Class I	829	1304	1802	3558	329	1004	1702	3558
Credit Suisse Trust
Emerging Markets Portfolio†	812	1254	1720	3402	312	954	1620	3402
Delaware VIP Trust
Delaware VIP REIT Series - Standard Class	712	955	1224	2421	212	655	1124	2421
Delaware VIP Small Cap Value Series - Standard Class	713	958	1229	2431	213	658	1129	2431
Dreyfus Variable Investment Fund
Dreyfus Variable Investment Fund - Appreciation Portfolio - Initial Shares	706	937	1193	2358	206	637	1093	2358
Dreyfus Variable Investment Fund - Developing Leaders Portfolio - Initial Shares	709	946	1208	2390	209	646	1108	2390
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund - Class 2 Shares	734	1021	1335	2646	234	721	1235	2646

	If Contract is surrendered at the end of period shown:				If Contract is NOT surrendered or annuitized at the end of period shown

Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Greenwich Street Series Fund
Appreciation Portfolio	705	934	1188	2348	205	634	1088	2348
Equity Index Portfolio - Class II Shares	689	885	1106	2180	189	585	1006	2180
Fundamental Value Portfolio	706	937	1193	2358	206	637	1093	2358
Janus Aspen Series
Balanced Portfolio - Service Shares	720	979	1264	2503	220	679	1164	2503
Mid Cap Growth Portfolio - Service Shares	720	979	1264	2503	220	679	1164	2503
Worldwide Growth Portfolio - Service Shares	723	988	1280	2534	223	688	1180	2534
PIMCO Variable Insurance Trust
Total Return Portfolio - Administrative Class	694	900	1132	2233	194	600	1032	2233
Putnam Variable Trust
Putnam VT Discovery Growth Fund - Class IB Shares†	809	1245	1706	3374	309	945	1606	3374
Putnam VT International Equity Fund - Class IB Shares	752	1075	1425	2826	252	775	1325	2826
Putnam VT Small Cap Value Fund - Class IB Shares	745	1054	1390	2756	245	754	1290	2756
Salomon Brothers Variable Series Funds Inc.
All Cap Fund - Class I	725	994	1290	2554	225	694	1190	2554
Investors Fund - Class I	709	946	1208	2390	209	646	1108	2390
Small Cap Growth Fund - Class I	758	1093	1455	2885	258	793	1355	2885
Total Return Fund - Class I	729	1006	1310	2595	229	706	1210	2595
Smith Barney Investment Series
Smith Barney Large Cap Core Portfolio	721	982	1269	2513	221	682	1169	2513
Smith Barney Premier Selections All Cap Growth Portfolio	739	1036	1360	2696	239	736	1260	2696
Strong Variable Insurance Funds, Inc.
Strong Multi Cap Value Fund II†	770	1129	1515	3003	270	829	1415	3003
The Travelers Series Trust
Disciplined Mid Cap Stock Portfolio	713	958	1229	2431	213	658	1129	2431
Equity Income Portfolio	712	955	1224	2421	212	655	1124	2421
Federated Stock Portfolio	712	955	1224	2421	212	655	1124	2421
Large Cap Portfolio	713	958	1229	2431	213	658	1129	2431
Lazard International Stock Portfolio	734	1021	1335	2646	234	721	1235	2646
MFS Emerging Growth Portfolio	717	970	1249	2472	217	670	1149	2472
MFS Mid Cap Growth Portfolio	721	982	1269	2513	221	682	1169	2513
MFS Research Portfolio	722	985	1275	2524	222	685	1175	2524
Pioneer Fund Portfolio	728	1003	1305	2585	228	703	1205	2585
Social Awareness Stock Portfolio	706	937	1193	2358	206	637	1093	2358
Travelers Quality Bond Portfolio	672	833	1018	1998	172	533	918	1998
U.S. Government Securities Portfolio	672	833	1018	1998	172	533	918	1998

	If Contract is surrendered at the end of period shown:				If Contract is NOT surrendered or annuitized at the end of period shown

Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio	713	958	1229	2431	213	658	1129	2431
Alliance Growth Portfolio	711	952	1219	2410	211	652	1119	2410
MFS Total Return Portfolio	711	952	1219	2410	211	652	1119	2410
Putnam Diversified Income Portfolio	721	982	1269	2513	221	682	1169	2513
Smith Barney Aggressive Growth Portfolio	711	952	1219	2410	211	652	1119	2410
Smith Barney High Income Portfolio	697	909	1147	2264	197	609	1047	2264
Smith Barney International All Cap Growth Portfolio	728	1003	1305	2585	228	703	1205	2585
Smith Barney Large Capitalization Growth Portfolio	708	943	1203	2379	208	643	1103	2379
Van Kampen Life Investment Trust
Comstock Portfolio Class II Shares	722	985	1275	2524	222	685	1175	2524
Emerging Growth Portfolio Class II Shares	731	1012	1320	2615	231	712	1220	2615
Enterprise Portfolio Class II Shares	720	979	1264	2503	220	679	1164	2503
Variable Annuity Portfolios
Smith Barney Small Cap Growth Opportunities Portfolio	718	973	1254	2483	218	673	1154	2483
Variable Insurance Products Fund II
Asset Manager Portfolio - Service Class 2	718	973	1254	2483	218	673	1154	2483
Contrafund® Portfolio - Service Class 2	721	982	1269	2513	221	682	1169	2513
Variable Insurance Products Fund III
Dynamic Capital Appreciation Portfolio - Service Class 2	906	1530	2169	4239	406	1230	2069	4239
Mid Cap Portfolio - Service Class 2	723	988	1280	2534	223	688	1180	2534

______________

     †   Closed to new investors.

     **   Includes 0.0125 CHART asset allocation fee.

CONDENSED FINANCIAL INFORMATION

See Appendices A and B.

THE ANNUITY CONTRACT

Travelers Retirement Account Annuity is a contract between the Contract Owner (“you”) and the Company. This is the prospectus - it is not the Contract. The prospectus highlights many contract provisions to focus your attention on the Contract’s essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of Annuity Payments, beginning on a future date that you choose, the Maturity Date. The Purchase Payments accumulate tax deferred in the funding options of your choice. We offer multiple Variable Funding Options. We may also offer a Fixed Account option. Where permitted by law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract. The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Contract Value is the amount of Purchase Payments and any associated Purchase Payment Credits, plus or minus any investment experience on the amounts you allocate to the Separate Account (“Separate Account Contract Value”) or interest on the amounts you allocate t o the Fixed Account (“Fixed Account Contract Value”). The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

Certain changes and elections must be made in writing to the Company. Where the term “Written Request” is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

Contract Owner Inquiries

Any questions you have about your Contract should be directed to our Home Office at 1-800-842-9406.

Purchase Payments

Your initial Purchase Payment is due and payable before the Contract becomes effective. The initial Purchase Payment must be at least $20,000. You may make additional payments of at least $5,000 at any time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum Purchase Payment requirement. Purchase Payments over $1,000,000 may be made only with our prior consent.

We will apply the initial Purchase Payment less any applicable premium tax (net Purchase Payment) within two business days after we receive it in good order at our Home Office. We will credit subsequent Purchase Payments to a contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission). Purchase payments allocated to the Fixed Account are not eligible for Purchase Payment Credits.

Where permitted by state law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

Purchase Payment Credits

If, for an additional charge, you select the Optional Death Benefit, we will add a credit to your Contract with each Purchase Payment. Each credit is added to the Contract Value when the corresponding Purchase Payment is applied, and will equal 2% of each Purchase Payment. These credits are applied pro rata to the same Variable Funding Options to which your Purchase Payment was applied. Purchase Payments allocated to the Fixed Account are not eligible for Purchase Payment Credits.

You should know that over time and under certain circumstances (such as a period of poor market performance) the costs associated with the Purchase Payment Credits may more than offset the Purchase Payment Credits and related earnings. You should consider this possibility before purchasing the Optional Death Benefit.

Conservation Credit

If you are purchasing this Contract with funds from another Contract issued by us or our affiliates, you may receive a conservation credit to your Purchase Payments. If applied, we will determine the amount of such credit.

Accumulation Units

The period between the Contract Date and the Maturity Date is the Accumulation Period. During the Accumulation Period, and Accumulation Unit is used to calculate the value of a Contract. An Accumulation Unit works like a share of a mutual fund. Each Variable Funding Option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment is determined by dividing the amount directed to each Variable Funding Option by the value of its Accumulation Unit. We calculate the value of an Accumulation Unit for each Variable Funding Option each day the New York Stock Exchange is open. The values are calculated as of 4:00 p.m. Eastern time. After the value is calculated, we credit your Contract. During the Annuity Period (i.e., after the Maturity Date), you are credited with Annuity Units.

The Variable Funding Options

You choose the Variable Funding Options to which you allocate your Purchase Payments. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund, and Contract Owners should not compare the two.

You will find detailed information about the funds and their inherent risks in the current fund prospectuses for the Underlying Funds. Since each option has varying degrees of risk, please read the prospectuses carefully. There is no assurance that any of the Underlying Funds will meet its investment objectives. Contact your registered representative or call 1-800-842-9406 to request additional copies of the prospectuses.

If any of the Underlying Funds become unavailable for allocating Purchase Payments, or if we believe that further investment in an Underlying Fund is inappropriate for the purposes of the Contract, we may substitute another funding option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new funding options available.

The current Variable Funding Options are listed below, along with their investment advisers and any subadviser:

Funding Option	Investment Objective	Investment Adviser/Subadviser

Capital Appreciation Fund	Seeks growth of capital. The Fund normally invests in equity securities of issuers of any size and in any industry.	Travelers Asset Management International Company LLC (“TAMIC”) Subadviser: Janus Capital Corp.
High Yield Bond Trust*	Seeks high current income. The Fund normally invests in below investment-grade bonds and debt securities.	TAMIC
Managed Assets Trust**	Seeks high total return. The Fund normally invests in equities, convertible and fixed-income securities. The Fund’s policy is to allocate investments among asset classes.	TAMIC Subadviser: Travelers Investment Management Company (“TIMCO”)
Money Market Portfolio*	Seeks high current return with preservation of capital and liquidity. The Fund normally invests in high-quality short term money market instruments.	TAMIC
AIM Variable Insurance Funds, Inc.
AIM V.I. Premier Equity Fund - Series I	Seeks to achieve long term growth of capital. Income is a secondary objective. The Fund normally invests in equity securities, including convertible securities.	A I M Advisers, Inc.
CitiStreet Funds, Inc.
CitiStreet Diversified Bond Fund - Class I*	Seeks maximum long term total return. The Fund normally invests in fixed income securities.	CitiStreet Funds Management LLC(“CitiStreet”) Subadviser: Western AssetManagement Company; Salomon Brothers Asset Management (“SBAM”); and SSgA Funds Management (“SSgA”)
CitiStreet International Stock Fund - Class I	Seeks maximum long term total return. The Fund normally invests in the common stocks of established non-U.S. companies.	CitiStreet Subadviser: Bank of Ireland Asset Management (U.S.) Limited; Citigroup Asset Management Limited, and SSgA

Funding Option	Investment Objective	Investment Adviser/Subadviser

CitiStreet Funds, Inc.
CitiStreet Large Company Stock Fund - Class I	Seeks maximum long term total return. The Fund normally invests in the common stocks of large, well established companies.	CitiStreet Subadviser: Wellington Management Company; Smith Barney Fund Management LLC, and SSgA
CitiStreet Small Company Stock Fund - Class I	Seeks maximum long term total return. The Fund normally invests in the common stocks of small companies.	CitiStreet Subadviser: TCW Investment Management; SBAM; and SSgA
Credit Suisse Trust
Emerging Markets Portfolio†	Seeks long term growth of capital. The Fund normally invests in equity securities of companies located in, or conducting a majority of their business, in emerging markets.	Credit Suisse Asset Management, LLC Subadviser: Credit Suisse Asset Management Limited
Delaware VIP Trust
Delaware VIP REIT Series - Standard Class**	Seeks to achieve maximum long term total return with capital appreciation as a secondary objective. The Fund normally invests in companies that manage a portfolio of real estate to earn profits for shareholders (REITS).	Delaware Management Company(“Delaware”)
Delaware VIP Small Cap Value Series - Standard Class	Seeks capital appreciation. The Fund normally invests in securities of small capitalization companies.	Delaware Management Company
Dreyfus Variable Investment Fund
Dreyfus Variable Investment Fund - Appreciation Portfolio - Initial Shares	Seeks long term capital growth consistent with the preservation of capital. Current income is a secondary objective. The Fund normally invests in common stocks of established companies.	The Dreyfus Corporation (“Dreyfus”) Subadviser: Fayez Sarofim & Co.
Dreyfus Variable Investment Fund - Developing Leaders Portfolio - Initial Shares	Seeks to maximize capital appreciation. The Fund normally invests in companies with market capitalizations of less than $2 billion at the time of purchase.	The Dreyfus Corporation
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund - Class 2 Shares	Seeks capital appreciation. Income is a secondary objective. The Fund normally invests in equity securities of companies believed to be undervalued.	Franklin Mutual Advisers, LLC
Greenwich Street Series Fund
Appreciation Portfolio	Seeks long- term appreciation of capital. The Fund normally invests in equity securities of U.S. companies.	Smith Barney Fund Management LLC(“SBFM”)
Equity Index Portfolio - Class II Shares	Seeks investment results that, before expenses, correspond to the price and yield performance of the S&P 500 Index. The Fund normally invests in equity securities, or other investments with similar economic characteristics that are included in the S&P 500 Index.	TIMCO
Fundamental Value Portfolio**	Seeks long-term capital growth. Current income is a secondary consideration. The Fund normally invests in common stocks, and common stock equivalents of companies, believed to be undervalued.	SBFM

Funding Option	Investment Objective	Investment Adviser/Subadviser

Janus Aspen Series
Balanced Portfolio - Service Shares	Seeks long term capital growth, consistent with preservation of capital and balanced by current income. The Fund normally invests in common stocks selected for their growth potential and other securities selected for their income potential.	Janus Capital Management LLC (“Janus Capital”)
Mid Cap Growth Portfolio - Service Shares	Seeks capital growth. The Fund normally invests in equity securities of mid-sized companies.	Janus Capital
Worldwide Growth Portfolio - Service Shares	Seeks growth of capital in a manner consistent with the preservation of capital. The Fund normally invests in the common stocks of companies of any size throughout the world.	Janus Capital
PIMCO Variable Insurance Trust
Total Return Portfolio - Administrative Class*	Seeks maximum total return, consistent with preservation of capital and prudent investment management. The Fund normally invests in intermediate maturity fixed income securities.	Pacific Investment Management Company LLC
Putnam Variable Trust
Putnam VT Discovery Growth Fund - Class IB Shares†	Seeks long-term growth of capital. The Fund normally invests in the common stocks of U.S. companies believed to be fast-growing and whose earnings are likely to increase over time.	Putnam Investment Management (“Putnam”)
Putnam VT International Equity Fund - Class IB Shares	Seeks capital appreciation. The Fund normally invests in common stocks of companies outside the U S.	Putnam
Putnam VT Small Cap Value Fund - Class IB Shares	Seeks capital appreciation. The Fund normally invests in the common stocks of U.S. companies believed to be undervalued in the market.	Putnam
Salomon Brothers Variable Series Funds Inc.
All Cap Fund - Class I	Seeks capital appreciation. The Fund normally invests in common stocks and their equivalents of companies believed to be undervalued in the marketplace.	Salomon Brothers Asset Management (“SBAM”)
Investors Fund - Class I	Seeks long term growth of capital. Secondarily seeks current income. The Fund normally invests in common stocks of established companies.	SBAM
Small Cap Growth Fund - Class I	Seeks long term growth of capital. The Fund normally invests in equity securities of companies with small market capitalizations.	SBAM
Total Return Fund - Class I**	Seeks above average income (compared to a portfolio invested entirely in equity securities). Secondarily seeks growth of capital and income. The Fund normally invests in a broad range of equity and fixed-income securities of U.S. and foreign issuers.	SBAM
Smith Barney Investment Series
Smith Barney Large Cap Core Portfolio	Seeks capital appreciation. The Fund normally invests in the equity securities of U.S. companies with large market capitalizations.	SBFM
Smith Barney Premier Selections All Cap Growth Portfolio	Seeks long term capital growth. The Fund consists of a Large Cap Growth segment, Mid Cap Growth segment and Small Cap Growth segment. All three segments normally invest in equity securities. The Large Cap Growth segment invests in large sized companies. The Mid Cap Growth segment invests in medium sized companies. The Small Cap Growth segment invests in small sized companies.	SBFM

Funding Option	Investment Objective	Investment Adviser/Subadviser

Strong Variable Insurance Funds, Inc.
Strong Multi Cap Value Fund II†	Seeks long term capital growth. Current income is a secondary objective. The Fund normally invests in the common stocks of U.S. companies believed to be undervalued relative to the market.	Strong Capital Management Inc.
The Travelers Series Trust
Disciplined Mid Cap Stock Portfolio	Seeks growth of capital. The Fund normally invests in the equity securities of companies with mid-size market capitalizations.	TAMIC Subadviser: TIMCO
Equity Income Portfolio	Seeks reasonable income. The Fund normally invests in equity securities with a focus on income producing equities.	TAMIC Subadviser: Fidelity Management & Research Company (“FMR”)
Federated Stock Portfolio	Seeks growth of income and capital. The Fund normally invests in equity securities that are selected on the basis of traditional research techniques.	TAMIC Subadviser: Federated Investment Management Company
Large Cap Portfolio	Seeks long term growth of capital. The Fund normally invests in the securities of companies with large market capitalizations.	TAMIC Subadviser: FMR
Lazard International Stock Portfolio	Seeks capital appreciation. The Fund normally invests in equity securities of non-U.S. domiciled companies located in developed markets.	TAMIC Subadviser: Lazard Asset Management
MFS Emerging Growth Portfolio	Seeks long term growth of capital. The Fund normally invests in common stock and related securities of emerging growth companies.	TAMIC Subadviser: Massachusetts Financial Services (“MFS”)
MFS Mid Cap Growth Portfolio	Seeks long term growth of capital. The Fund normally invests in equity securities of companies with medium market capitalization that are believed to have above average growth potential.	TAMIC Subadviser: MFS
MFS Research Portfolio	Seeks long term growth of capital and future income. The Fund normally invests in the common stocks of companies of any size.	TAMIC Subadviser: MFS
Pioneer Fund Portfolio**	Seeks reasonable income and capital growth. The Fund normally invests in equity securities that are carefully selected, reasonably priced securities.	TAMIC Subadviser: Pioneer Investment Management Inc.
Social Awareness Stock Portfolio	Seeks long term capital appreciation and retention of net investment income. The Fund normally invests in equity securities. The Fund seeks companies that meet certain investment criteria and social criteria.	SBFM
Travelers Quality Bond Portfolio*	Seeks current income and total return with moderate capital volatility. The Fund normally invests in investment-grade bonds and debt securities.	TAMIC
U.S. Government Securities Portfolio*	Seeks current income, total return and high credit quality. The Fund normally invests in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.	TAMIC

Funding Option	Investment Objective	Investment Adviser/Subadviser

Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio	Seeks capital appreciation. The Fund normally invests in common stocks of companies that are likely to benefit from new products, services or processes or have experienced above-average earnings growth.	Travelers Investment Adviser Inc. (“TIA”) Subadviser: AIM Capital Management Inc.
Alliance Growth Portfolio	Seeks long term growth of capital. The Fund normally invests in the equity securities of U.S. companies.	TIA Subadviser: Alliance Capital Management L.P.
MFS Total Return Portfolio**	Seeks above average income consistent with the prudent employment of capital. Secondarily, seeks growth of capital and income. The Fund normally invests in a broad range of equity and fixed-income securities of both U.S. and foreign issuers.	TIA Subadviser: MFS
Putnam Diversified Income Portfolio*	Seeks high current income consistent with preservation of capital. The Fund normally invests in debt securities of U.S. and foreign governments and corporations.	TIA Subadviser: Putnam
Smith Barney Aggressive Growth Portfolio	Seeks long-term capital appreciation. The Fund normally invests in common stocks of companies that are experiencing, or are expected to experience, growth in earnings.	SBFM
Smith Barney High Income Portfolio*	Seeks high current income. Secondarily, seeks capital appreciation. The Fund normally invests in high yield corporate debt and preferred stock of U.S. and foreign issuers.	SBFM
Smith Barney International All Cap Growth Portfolio	Seeks total return on assets from growth of capital and income. The Fund normally invests in equity securities of foreign companies.	SBFM
Smith Barney Large Capitalization Growth Portfolio	Seeks long term growth of capital. The Fund normally invests in equities, or similar securities, of companies with large market capitalizations.	SBFM
Van Kampen Life Investment Trust
Comstock Portfolio Class II Shares	Seeks capital growth and income. The Fund normally invests in common and preferred stocks, and convertible securities, of well established undervalued companies.	Van Kampen Asset Management Inc.(“Van Kampen”)
Emerging Growth Portfolio Class II Shares	Seeks capital appreciation. The Fund normally invests in common stocks of emerging growth companies.	Van Kampen
Enterprise Portfolio Class II Shares	Seeks capital appreciation. The Fund normally invests in common stocks of companies believed to have above-average potential for capital appreciation.	Van Kampen
Variable Annuity Portfolios
Smith Barney Small Cap Growth Opportunities Portfolio	Seeks long term capital growth. The Fund normally invests in equity securities of small cap companies and related investments.	Citi Fund Management, Inc.
Variable Insurance Products Fund II
Asset Manager Portfolio - Service Class 2**	Seeks high total return with reduced risk over the long-term. The Fund normally invests by allocating assets among stocks, bonds and short-term instruments.	FMR
Contrafund® Portfolio - Service Class 2	Seeks long term capital appreciation. The Fund normally invests in common stocks of companies whose value may not be fully recognized by the public.	FMR

Funding Option	Investment Objective	Investment Adviser/Subadviser

Variable Insurance Products Fund III (continued)
Dynamic Capital Appreciation Portfolio - Service Class 2	Seeks capital appreciation. The Fund normally invests in growth and/or value common stocks of domestic and foreign issuers.	FMR
Mid Cap Portfolio - Service Class 2	Seeks long term growth of capital. The Fund normally invests in common stocks of companies with medium market capitalizations.	FMR

______________

     †   Closed to new investors.

  *   The funding options marked with an asterisk (*) are considered competing funds, and may be subject to transfer restrictions. Those marked with two asterisks (**) are not currently considered competing funds, but may be so in the future because of an allowable charge in the funding option’s investment strategy. Please refer to the contract for the transfer restrictions.

FIXED ACCOUNT

We may offer our Fixed Account as a funding option. Please see separate prospectus for more information.

CHARGES AND DEDUCTIONS

General

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

    the ability for you to make withdrawals and surrenders under the Contracts the death benefit paid on the death of the Contract Owner, Annuitant, or first of the joint owners the available funding options and related programs (including dollar cost averaging, portfolio rebalancing, and systematic withdrawal programs)
    administration of the annuity options available under the Contracts the distribution of various reports to Contract Owners

Costs and expenses we incur include:

    losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts sales and marketing expenses including commission payments to your sales agent other costs of doing business.

Risks we assume include:

    that Annuitants may live longer than estimated when the annuity factors under the Contracts were established that the amount of the death benefit will be greater than the Contract Value that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

We may reduce or eliminate the withdrawal charge and/or the mortality and expense risk charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. For certain trusts, we may change the order in which Purchase Payments and earnings are withdrawn in order to determine the withdrawal charge. We will not reduce or eliminate the withdrawal charge where such reduction or elimination would be unfairly discriminatory to any person.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. The amount of any fee or charge is not impacted by an outstanding loan. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

Withdrawal Charge

We do not deduct a sales charge from Purchase Payments when they are made to the Contract. However, a withdrawal charge will apply if Purchase Payments and any applicable Purchase Payment Credits are withdrawn before they have been in the Contract for five years. We will assess the charge as a percentage of the Purchase Payment and any applicable Purchase Payment Credits withdrawn as follows:

Years Since Purchase Payment Made		Withdrawal Charge
Greater than or Equal To	But less than
0 years	1 year	5%
1 year	2 years	4%
2 years	3 years	3%
3 years	4 years	2%
4 years	5 years	1%
5+ years		0%

For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

(a)	any Purchase Payment and any applicable Purchase Payment Credits to which no withdrawal charge applies then;

(b)	any remaining free withdrawal allowance (as described below) (after being reduced by (a), then;

(c)	any remaining Purchase Payment and any applicable Purchase Payment Credits to which a withdrawal charge applies (on a first-in, first-out basis), then;

(d)	any Contract earnings.

Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

If you did not purchase your Contract under a 457 or 403(b) qualified plan, we will not deduct a withdrawal charge:

    from payments we make due to the death of the Annuitant
    if a life annuity payout has begun, other than the Liquidity Benefit Option (See “Liquidity Benefit”)
    if an income option of at least ten years’ duration is elected from amounts withdrawn which are deposited to other contracts issued by us or our affiliate, subject to our approval if withdrawals are taken under our Managed Distribution Program, if elected by you (see Access to Your Money)’ or if you are confined to an eligible nursing home, as described in Appendix C

If you purchased your Contract under a 457 or 403(b) qualified plan, we will not deduct a withdrawal charge:

    from payments we make due to the death of the Annuitant
    if a life annuity payout has begun
    if payments for a period of at least five years have begun from amounts withdrawn which are deposited to other contracts issued by us or our affiliate, subject to our approval if withdrawals are taken as a minimum distribution, as defined under The Code if withdrawals are taken due to a hardship, as defined under The Code if withdrawals are taken due to a disability, as defined under The Code, of the Annuitant;
    if you are confined to an eligible nursing home, as described in Appendix C (403 (b) plans only).

Free Withdrawal Allowance

Beginning in the second Contract Year, you may withdraw up to 20% of the Contract Value annually. We calculate the available withdrawal amount as of the end of the previous Contract Year. The free withdrawal provision applies to all withdrawals except those transferred directly to annuity contracts issued by other financial institutions. We reserve the right to modify the free withdrawal provision.

Transfer Charge

We reserve the right to assess a transfer charge of up to $10.00 on transfers exceeding 12 per year. We will notify you in writing at your last known address at least 31 days before we impose any such transfer charge.

Mortality and Expense Risk Charge

Each business day, we deduct a mortality and expense risk (“M&E”) charge from amounts we hold in the Variable Funding Options. We reflect the deduction in our calculation of accumulation and Annuity Unit values. The charges stated are the maximum for this product. We reserve the right to lower this charge at any time. If you choose the Standard Death Benefit, the M&E charge is 0.80% annually. If you choose the Optional Death Benefit, the M&E charge is 1.25% annually. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

Variable Funding Option Expenses

We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses.

Floor Benefit/Liquidity Benefit Charges

If you select the Variable Annuitization Floor Benefit, we deduct a charge upon election of this benefit. This charge compensates us for guaranteeing a minimum variable Annuity Payment regardless of the performance of the Variable Funding Options you selected. This charge will vary based upon market conditions, but will never increase your annual Separate Account charge by more than 3%. The charge will be set at the time of election, and will remain level throughout the term of annuitization. If the Liquidity Benefit is selected, there is a surrender charge of 5% of the amounts withdrawn. Please refer to The Annuity Period for a description of these benefits.

CHART Asset Allocation Program Charges

Under the CHART Program, Purchase Payments and cash values are allocated among the specified asset allocation funds. The charge for this advisory service is equal to a maximum of 0.80% of the assets subject to the CHART Program. The CHART Program fee will be paid by quarterly withdrawals from the cash values allocated to the asset allocation funds. We will not treat these withdrawals as taxable distributions. Please refer to Miscellaneous Contract Provisions for further information.

Premium Tax

Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract Value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.

Changes in Taxes Based upon Premium or Value

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

TRANSFERS

Up to 30 days before the Maturity Date, you may transfer all or part of the Contract Value between Variable Funding Options. Please note that the contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Therefore, all transfers are subject to the following restrictions:

1.	Excessive Transfers. We reserve the right to restrict transfers if we determine you are engaging in a pattern of transfers that may disadvantage Contract Owners. In making this determination, we will consider, among other things, the following factors:
        the total dollar amount being transferred
        the number of transfers you made within the previous three months whether your transfers follow a pattern designed to take advantage of short term market fluctuations whether your transfers are part of a group of transfers made by a third party on behalf of the individual Contract Owners in the group.
2.	Market Timers. We reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:
        reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

If we choose to enforce our contractual rights to restrict transfers to once every six months, we will so notify you in writing.

Future Modifications. We will continue to monitor the transfer activity occurring among the Variable Funding Options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all Contract Owners. These modifications may include curtailing or eliminating, without notice, the ability to use the Internet, facsimile or telephone in making transfers.

If, in our sole discretion, we determine you are engaging in activity as described above or similar activity which will potentially hurt the rights or interests of Contract Owners, we will exercise our contractual right to restrict your number of transfers to one every six months. None of these restrictions are applicable to transfers made under a Dollar Cost Averaging Program, a rebalancing program, or, if applicable, any asset allocation program described in this prospectus.

We will make transfers at the value(s) next determined after we receive your request in good order at our Home Office. After the Maturity Date, you may make transfers only if allowed by your contract or with our consent. These restrictions are subject to any state law requirements.

Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

There are no charges for transfers, however, we reserve the right to charge a fee for any transfer request which exceeds twelve per year. Since different Underlying Funds have different expenses, a transfer of Contract Values from one Variable Funding Option to another could result in your investment becoming subject to higher or lower expenses. Also, you should consider the inherent risks involved in making transfers.

ACCESS TO YOUR MONEY

Any time before the Maturity Date, you may redeem all or any portion of the Cash Surrender Value, that is, the Contract Value less any withdrawal charge and any premium tax not previously deducted. Unless you submit a Written Request specifying the fixed or Variable Funding Option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the Cash Surrender Value as of the close of business after we receive your surrender request at our Home Office. The Cash Surrender Value may be more or less than the Purchase Payments you made. You may not make withdrawals during the annuity period.

For amounts allocated to the Variable Funding Options, we may defer payment of any Cash Surrender Value for a period of up to five business days after the Written Request is received. For amounts allocated to the Fixed Account, we may defer payment of any Cash Surrender Value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

Systematic Withdrawals

Before the Maturity Date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a Contract Value of at least $15,000 and you must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days written notice to Contract Owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 59½. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

Managed Distribution Program. Under the systematic withdrawal option, you may choose to participate in the Managed Distribution Program. At no cost to you, you may instruct us to calculate and make minimum distributions that may be required by the IRS upon reaching age 70 1/2. (See Federal Tax Considerations”) These payments will not be subject to the withdrawal charge and will be in lieu of the free withdrawal allowance. No Dollar Cost Averaging will be permitted if you are participating in the Managed Distribution Program.

OWNERSHIP PROVISIONS

Types of Ownership

Contract Owner

The Contract belongs to the Contract Owner named in the Contract (on the Contract Specifications page). The Annuitant is the individual upon whose life the Maturity Date and the amount of monthly payments depend. Because this is a Qualified Contract, the owner and the Annuitant must always be the same person, and there can be only one Contract Owner. You have sole power to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot take a loan or make additional Purchase Payments.

Beneficiary

You name the beneficiary in a Written Request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Contract Owner. If more than one beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless you recorded different shares with the Company by Written Request before the death of the Contract Owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the Variable Funding Options or the Fixed Account, as most recently elected by the Contract Owner, until the Death Report Date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

DEATH BENEFIT

Before the Maturity Date, generally, a death benefit is payable when you die. At purchase, you elect either the standard death benefit or the optional death benefit. We calculate the death benefit at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or election of beneficiary contract continuance (“Death Report Date”).

Death Proceeds Before the Maturity Date

Standard Death Benefit

Annuitant’s Age on the Contract Date	Death Benefit Payable
Before Age 80	Greater of: 1. Contract Value on the Death Report Date, or 2. Total Purchase Payments less the total of any withdrawals (and related charges).
On or after Age 80	Contract value

Optional Death Benefit and Credit

The Optional Death Benefit and Credit varies depending on the Annuitant’s age on the Contract Date.

Annuitant’s Age on the Contract Date	Death Benefit Payable
Under Age 70	Greater of:
1)   Contract Value on the Death Report Date , or
2)   Total Purchase Payments less the total of any withdrawals (and related charges); or
3)   Maximum Step-Up death benefit value (described below) associated with Contract Date anniversaries beginning with the 5th, and ending with the last before the Annuitant’s 76th birthday.

Age 70-75	Greater of:
1)   Contract value, or
2)   Total Purchase Payments less the total of any withdrawals (and related charges); or
3)   Step-Up death benefit value (described below) associated with the 5th Contract Date anniversary.

Age 76-80	Greater of (1) or (2) above.
Age over 80	Contract value

Step-Up Death Benefit Value

We will establish a separate Step-Up death benefit value on the fifth Contract Date anniversary and on each subsequent Contract Date anniversary on or before the Death Report Date. The Step-Up death benefit value will initially equal the Contract Value on that anniversary. After a Step-Up death benefit value has been established, we will recalculate it each time a Purchase Payment is made or a withdrawal is taken until the Death Report Date. We will recalculate Step-Up death benefit values by increasing them by the amount of each applicable Purchase Payment and by reducing them by a partial surrender reduction (as described below) for each applicable withdrawal. Recalculations of Step-Up death benefit values related to any Purchase Payments or any withdrawals will be made in the order that such Purchase Payments or partial surrender reductions occur.

Partial Surrender Reduction. If you make a withdrawal, we will reduce the Step-Up value by a partial surrender reduction which equals: (1) the step-up value immediately prior to the withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the withdrawal.

For example, assume your current Contract Value is $55,000. If your step-up value immediately prior to the withdrawal is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

      50,000 x (10,000/55,000) = 9,090

Your new step-up value would be 50,000-9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your step-up value immediately prior to the withdrawal is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

      50,000 x (10,000/30,000) = 16,666

Your new step-up value would be 50,000-16,666, or $33,334.

Payment of Proceeds

We describe the process of paying death benefit proceeds before the Maturity Date in the chart below. The chart does not encompass every situation and is merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	Mandatory Payout Rules Apply*
Owner/Annuitant	The beneficiary (ies), or if none, to the Contract Owner’s estate.	Yes

Beneficiary	No death proceeds are payable; Contract continues.	N/A

Contingent Beneficiary	No death proceeds are payable; Contract continues.	N/A

______________

*	Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of the Owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the contract) must begin taking distributions based on the beneficiary’s life expectancy within one year of death or take a complete distribution of contract proceeds within 5 years of death. If mandatory distributions have begun, the 5 year payout option is not available.

Beneficiary Contract Continuance (not permitted for non-natural beneficiaries)

If you die before the Maturity Date, and if the value of any beneficiary’s portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date, (more than $1,000,000 is subject to Home Office approval), your beneficiary(s) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. The initial Contract Value of the continued Contract (the “adjusted Contract Value”) will equal the greater of the Contract Value or the death benefit calculated on the Death Report Date and will be allocated to the funding options in the same proportion as prior to the Death Report Date.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

    take a loan
    make additional Purchase Payments

The beneficiary may also name his/her own beneficiary (“succeeding beneficiary”) and has the right to take withdrawals at any time after the Death Report Date without a withdrawal charge. All other fees and charges applicable to the original Contract will also apply to the continued Contract. All benefits and features of the continued Contract will be based on the beneficiary’s age on the Death Report Date as if the beneficiary had purchased the Contract with the adjusted Contract Value on the Death Report Date.

Planned Death Benefit (Individual Contracts Only)

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

    through an annuity for life or a period that does not exceed the beneficiary’s life expectancy or under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(s) cannot revoke or modify this request. If the death benefit at the time we receive Due Proof of Death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make Annuity Payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

Death Proceeds after the Maturity Date

If any Contract Owner or the Annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

THE ANNUITY PERIOD

Maturity Date

Under the Contract, you can receive regular payments (“Annuity Payments”). You can choose the month and the year in which those payments begin (“Maturity Date”). You can also choose among income payouts (annuity options) or elect a lump sum distribution. While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity Payments will begin on the Maturity Date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity Payments are a series of periodic payments (a) for life; (b) for life with either a minimum number of payments or a specific amount assured; or (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor. We may require proof that the Annuitant is alive before we make Annuity Payments. Not all options may be available in all states.

You may choose to annuitize at any time after you purchase your Contract. Unless you elect otherwise, the Maturity Date will be the Annuitant’s 90th birthday or ten years after the effective date of the Contract, if later.

At least 30 days before the original Maturity Date, you may elect to extend the Maturity Date to any time prior to the Annuitant’s 90th birthday or to a later date with our consent. You may use certain annuity options taken at the Maturity Date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with certain Qualified Contracts upon either the later of the Contract Owner’s attainment of age 70½ or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of minimum required distributions.

Liquidity Benefit (Benefit not available under 457 plans)

If you select any annuity option that guarantees you payments for a minimum period of time (“period certain”), you may take a lump sum payment (equal to a portion or all of the value of the remaining payments) any time after the first Contract Year. There is a surrender charge of 5% of the amount withdrawn under this option.

For variable Annuity Payments, we use the Assumed Net Investment Factor, (“ANIF”) as the interest rate to determine the lump sum amount. If you request only a percentage of the amount available, we will reduce the amount of each payment during the rest of the period certain by that percentage. After the period expires, your payments will increase to the level they would have been had no liquidation taken place.

For fixed Annuity Payments, we calculate the present value of the remaining period certain payments using a current interest rate. The current interest rate used depends on the amount of time left in the annuity option you elected. The current rate will be the same rate we would give someone electing an annuity option for that same amount of time. If you request a percentage of the amount available during the period certain, we will reduce the amount of each payment during the rest of the period certain by that percentage. After the period certain expires, your payments will increase to the level they would have been had no liquidation taken place.

The market value adjustment formula for calculating the present value described above for fixed Annuity Payments is as follows:

n
Present Value = sum [Payments X (1/1 + iC)t/365
s = 1

Where

         iC = the interest rate described above

  n = the number of payments remaining in the Contract Owner’s period certain at the time of request for this benefit

            t = the number of days remaining until that payment is made, adjusting for leap years.

See Appendix E for examples of this market value adjustment.

Allocation of Annuity

You may elect to receive your Annuity Payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time Annuity Payments begin, you have not made an election, we will apply your Contract Value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the Maturity Date, you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity Payments. (See Transfers.)

Annuitization Credit. This credit is applied to the Contract Value used to purchase one of the annuity options described below. The credit equals 0.5% of your Contract Value if you annuitize during Contract Years 2-5, 1% during Contract Years 6-10, and 2% after Contract Year 10. There is no credit applied to contracts held less than 1 year.

Variable Annuity

You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly Annuity Payment attributable to each Variable Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

Determination of First Annuity Payment. Your Contract contains the tables we use to determine your first monthly Annuity Payment. If you elect a variable annuity, the amount we apply to it will be the Contract Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the Annuitant’s adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of Contract Value you apply to that annuity option. The contract tables factor in an assumed daily net investment factor. We call this your net investment rate. For example, a net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3%, then the dollar amount of your variable Annuity Payments will increase.

Determination of Second and Subsequent Annuity Payments. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience, as described above, of the applicable funding options. The total amount of each Annuity Payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each funding option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

Fixed Annuity

You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed Annuity Payment as described under Variable Annuity, except that the amount we apply to begin the annuity will be your Contract Value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed Annuity Payment will be determined using the Life Annuity Tables in effect on the Maturity Date.

If you have elected the Increasing Benefit Option, the payments will be calculated as above. However, the initial payment will be less than that reflected in the table and the subsequent payments will be increased by the percentage you elected.

PAYMENT OPTIONS

Election of Options

While the Annuitant is alive, you can change your annuity option selection any time up to the Maturity Date. Once Annuity Payments have begun, no further elections are allowed.

During the Annuitant’s lifetime, if you do not elect otherwise before the Maturity Date, we will pay you (or another designated payee) the first of a series of monthly Annuity Payments based on the life of the Annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain Qualified Contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity — Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

The minimum amount that can be placed under an annuity option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the Contract Value in a lump-sum.

On the Maturity Date, we will pay the amount due under the Contract in accordance with the Payment Option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Contract Owner.

Variable Annuitization Floor Benefit. (Benefit not available under 457 plans) This benefit may not be available, or may only be available under certain annuity options, if we determine market conditions so dictate. If available, we will guarantee that, regardless of the performance of the Variable Funding Options selected by you, your Annuity Payments will never be less than a certain percentage of your first Annuity Payment. This percentage will vary depending on market conditions, but will never be less than 50%. You may not elect this benefit if you are over age 80. Additionally, you must select from certain funds available under this guarantee. Currently, these funds are the Equity Index Portfolio Class II, the Travelers Quality Bond Portfolio, and the U.S. Government Securities Portfolio. We may, at our discretion, increase or decrease the number of funds available under this benefit. This benefit is not currently available under Annuity Option 5. The benefit is not av ailable with the 5% ANIF under any Option. If you select this benefit, you may not elect to liquidate any portion of your Contract.

There is a charge for this guarantee, which will begin upon election of this benefit. This charge will vary based upon market conditions, and will be established at the time the benefit is elected. Once established, the charge will remain level throughout the remainder of the annuitization, and will never increase your annual Separate Account charge by more than 3% per year.

We reserve the right to restrict the amount of Contract Value to be annuitized under this benefit.

Annuity Options

Subject to the conditions described in “Election of Options” above, we may pay all or any part of the Cash Surrender Value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 — Life Annuity -- No Refund. The Company will make Annuity Payments during the lifetime of the Annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 — Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 — Joint and Last Survivor Life Annuity -- No Refund. The Company will make regular Annuity Payments during the lifetime of the Annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 — -- Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee. The Company will make Annuity Payments during the lifetimes of the Annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 — Payments for a Fixed Period without Life Contingency. We will make periodic payments for the period selected.

Option 6 — Other Annuity Options. We will make any other arrangements for Annuity Payments as may be mutually agreed upon.

MISCELLANEOUS CONTRACT PROVISIONS

Right to Return

You may return the Contract for a full refund of the Contract Value plus any contract charges and premium taxes you paid (but not any fees and charges the Underlying Fund assessed) within ten days after you receive it (the “right to return period”). You bear the investment risk of investing in the Variable Funding Options during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, or longer if your state permits, we will refund your Purchase Payment in full; during the remainder of the right to return period, we will refund the Contract Value (including charges).

We will determine the Contract Value following the close of the business day on which we receive your Contract and a Written Request for a refund. Where state law requires a different period, or the return of Purchase Payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

Termination

You do not need to make any Purchase Payments after the first to keep the Contract in effect. However, we reserve the right to terminate the Contract on any business day if your Contract Value as of that date is less than $2,000 and you have not made Purchase Payments for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the Cash Surrender Value less any applicable taxes.

Required Reports

As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, we will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding Accumulation Unit value(s) as of the report date for each funding option to which the Contract Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

Suspension of Payments

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange (“the Exchange”) is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value the Separate Account’s net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

THE SEPARATE ACCOUNTS

The Travelers Insurance Company and the Travelers Life and Annuity Company each sponsor Separate Accounts: Separate Account Five and Separate Account Six, respectively. Both Separate Account Five and Separate Account Six were established on March 27, 1997 and are registered with the SEC as unit investment trusts (“Separate Account”) under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the Variable Funding Options.

We hold the assets of Separate Account Five and Separate Account Six for the exclusive and separate benefit of the owners of each Separate Account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company Separate Accounts to fund variable annuity and variable life insurance contracts.

Certain variable annuity Separate Accounts and variable life insurance Separate Accounts may invest in the funding options simultaneously (called “mixed” and “shared” funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity Contract Owners or variable life policy owners, each Variable Funding Option’s Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity Separate Accounts, the variable annuity Contract Owners would not bear any of the related expenses, but variable annuity Contract Owners and variable life insurance policy owners would no longer have the economies of scale resulting fr om a larger combined fund.

Performance Information

From time to time, we may advertise several types of historical performance for the Contract’s Variable Funding Options. We may advertise the “standardized average annual total returns” of the Variable Funding Option, calculated in a manner prescribed by the SEC, and the “nonstandardized total return,” as described below. Specific examples of the performance information appear in the SAI.

Standardized Method. We compute quotations of average annual total returns according to a formula in which a hypothetical initial investment of $1,000 is applied to the Variable Funding Option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the funding option has been in existence, if less. Purchase Payment Credits are not included in these calculations. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). Each quotation assumes a total redemption at the end of each period with the applicable withdrawal charge deducted at that time.

Nonstandardized Method. We calculate nonstandardized “total returns” in a similar manner based on the performance of the funding options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Purchase Payment Credits are not included in these calculations. These returns also do not reflect the withdrawal charge because we designed the Contract for long-term investment.

For Underlying Funds that were in existence before they became available as a funding option, the nonstandardized average annual total return quotations reflects the investment performance that such funding options would have achieved (reduced by the applicable charges) had the Underlying Fund been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.

General. Within the guidelines prescribed by the SEC and the National Association of Securities Dealers, Inc. (“NASD”), performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor’s (S&P) 500 Index, the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000 and 3000 Indices, the Value Line Index, and the Morgan Stanley Capital International’s EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of the Separate Account and the Variable Funding Options.

FEDERAL TAX CONSIDERATIONS

The following general discussion of the federal income tax consequences under this Contract is not intended to cover all situations, and is not meant to provide tax advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax adviser regarding your personal situation. For your information, a more detailed tax discussion is contained in the SAI.

Non-Resident Aliens

Distributions to non-resident aliens (“NRAs”) are subject to special tax and withholding rules under the Code. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty. NRAs should seek guidance from a tax adviser regarding their personal situation.

General Taxation of Annuities

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for money put into an annuity. The Internal Revenue Code (Code) governs how this money is ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below.

Tax-Free Exchanges: The Internal Revenue Code provides that, generally, no gain or loss is recognized when an annuity contract is received in exchange for a life, endowment, or annuity Contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

Qualified Annuity Contracts

Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of all distributions, including lump-sum withdrawals and Annuity Payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or Contract. The Contract is available as a vehicle for IRA rollovers and for other Qualified Contracts. There are special rules that govern the taxation of Qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. We have provided a more complete discussion in the SAI.

Note to participants in qualified plans including 401, 403(b), 457 as well as IRA owners: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state’s income tax laws. Please consult your employer or tax advisor regarding this issue.

Penalty Tax for Premature Distributions

For both qualified and Nonqualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 59½ will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. This is in addition to any penalties that may apply under your Contract.

Diversification Requirements for Variable Annuities

The Code requires that any Nonqualified variable annuity Contracts based on a Separate Account shall not be treated as an annuity for any period if investments made in the account are not adequately diversified. Final tax regulations define how Separate Accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract owner of tax-deferred treatment. The Company intends to administer all Contracts subject to this provision of law in a manner that will maintain adequate diversification.

Ownership of the Investments

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funding options available and the flexibility of the Contract Owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.

Mandatory Distributions For Qualified Plans

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70½. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70½ or the year of retirement.

Minimum Distributions For Beneficiaries When a death benefit becomes due upon the death of the owner and/or Annuitant, minimum distributions may be taken over the life expectancy of the beneficiary not less than annually within one year from the date of death or the funds remaining in the Contract must be completely withdrawn within five years from the date of death.

Taxation of Death Benefit Proceeds

Amounts may be distributed from a Contract because of the death of an owner or Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract; or (ii) if distributed under a Payment Option, they are taxed in the same way as Annuity Payments.

AVAILABLE INFORMATION

The Companies are both subject to the information requirements of the Securities and Exchange Act of 1934 (“the 1934 Act”), as amended, and file reports, proxy statements and other information with the Securities and Exchange Commission (“Commission”). You may read and copy this information and other information at the following locations:

    public reference facilities of the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C., 20549
    the Commission’s Regional Offices located at 233 Broadway, New York, New York 10279 the Commission’s Regional Offices located at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661.

Under the Securities Act of 1933, the Companies have each filed with the Commission registration statements (the “Registration Statement”) relating to the Contracts offered by this prospectus. This prospectus has been filed as a part of the Registration Statement and does not contain all of the information set forth in the Registration Statement and the exhibits. Reference is hereby made to such Registration Statement and exhibits for further information about the Companies and the Contracts. The Registration Statement and the exhibits may be inspected and copied as described above. Although the Companies each furnish the annual reports on Form 10-K for the year ended December 31, 2002 to owners of contracts or certificates, we do not plan to furnish subsequent annual reports containing financial information to the owners of contracts or certificates described in this prospectus.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

Each Company’s latest annual report on Form 10-K has been filed with the Commission. They are both incorporated by reference into this prospectus and a copy of your issuing Company’s 10-K must accompany this prospectus.

The Forms 10-K for the fiscal year ended December 31, 2002 contain additional information about each Company including audited financial statements for the latest fiscal year. The Travelers Insurance Company filed its Form 10-K on March 21, 2003 via Edgar, File No. 33-33691. The Travelers Life and Annuity Company filed its Form 10-K on March 21, 2003 via Edgar; File No. 33-58677.

If requested, we will furnish, without charge, a copy of any and all of the documents incorporated by reference, other than exhibits to those documents (unless such exhibits are specifically incorporated by reference in those documents.) You may direct your requests to: The Travelers Insurance Company, One Cityplace, Hartford, Connecticut 06103-3415, Attention: Annuity Services. The telephone number is (800) 842-9406. You may also obtain copies of any documents, incorporated by reference into this prospectus by accessing the SEC’s website (http://www.sec.gov).

OTHER INFORMATION

The Insurance Companies

Please refer to your Contract to determine which Company issued your Contract.

The Travelers Insurance Company is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company’s Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

The Travelers Life and Annuity Company is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico. The Company is an indirect wholly-owned subsidiary of Citigroup Inc. The Company’s Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

Financial Statements

The financial statements for the Company and its Separate Account are located in the Statement of Additional Information.

Distribution of Variable Annuity Contracts

We intend to sell the Contracts in all jurisdictions where we are licensed to do business and where the Contract is approved. Any registered representative of affiliated or independent broker-dealers who sell the Contracts will be qualified to sell variable annuities under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The principal underwriter of the Contracts is our affiliate, Travelers Distribution LLC, One Cityplace, Hartford, CT.

Up-front compensation paid to sales representatives will not exceed 10% of the Purchase Payments made under the Contracts. If asset based compensation is paid, it will not exceed 2% of the average account value annually. From time to time, we may pay or permit other promotional incentives, in cash, credit or other compensation.

Conformity with State and Federal Laws

The laws of the state in which the Contract is issued govern that Contract. Where a state has not approved a Contract feature or funding option, it will not be available in that state. Any paid-up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

Voting Rights

The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Contract Owners.

Legal Proceedings and Opinions

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the contract described in this prospectus, as well as the organization of the Companies, their authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the General Counsel of the Companies.

There are no pending legal proceedings affecting either Separate Account or the principal underwriter. There are no pending legal proceedings against either Company likely to have a material adverse effect on the ability of either Company to meet its obligations under the applicable Contract.

Appendix A
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS SEPARATE ACCOUNT FIVE FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

The following tables provide the Accumulation Unit Value information for the minimum variable charge of 0.80% = (Standard Death Benefit) and the maximum variable account charge of 2.65% (Optional Death Benefit with the maximum Floor Charge of 1.40% for the funding options available for this feature). The variable account charges that fall in between this range are included in the Statement of Additional Information (“SAI”), which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon contained in Appendix E.

Minimum Expense
0.80 M&E, 3% AIR = 0.80% Net Expense

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Capital Appreciation Fund (5/00)	2002	0.547	0.406	213,843
	2001	0.745	0.547	6,402
	2000	1.000	0.745	-

High Yield Bond Trust (9/99)	2002	1.067	1.107	-
	2001	0.982	1.067	-
	2000	0.980	0.982	-
	1999	1.000	0.980	-

Managed Assets Trust (6/99)	2002	1.013	0.918	25,510
	2001	1.076	1.013	25,510
	2000	1.102	1.076	20,767
	1999	1.000	1.102	13,609

Money Market Portfolio (9/99)	2002	1.119	1.125	264,365
	2001	1.087	1.119	77,342
	2000	1.032	1.087	76,073
	1999	1.000	1.032	36,453

AIM Variable Insurance Funds
AIM V.I. Premier Equity Fund - Series I (5/01)	2002	0.888	0.615	-
	2001	1.000	0.888	-

CitiStreet Funds, Inc.
CitiStreet Diversified Bond Fund - Class I (9/99)	2002	1.157	1.251	470,261
	2001	1.092	1.157	-
	2000	0.979	1.092	12,041
	1999	1.000	0.979	37,502

Accumulation Unit Values (in dollars)

Minimum Expense
0.80 M&E, 3% AIR = 0.80% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

CitiStreet International Stock Fund - Class I (7/99)	2002	0.904	0.697	223,222
	2001	1.160	0.904	-
	2000	1.272	1.160	1,916
	1999	1.000	1.272	6,933

CitiStreet Large Company Stock Fund - Class I (9/99)	2002	0.702	0.537	430,013
	2001	0.840	0.702	-
	2000	0.995	0.840	10,384
	1999	1.000	0.995	21,459

CitiStreet Small Company Stock Fund - Class I (9/99)	2002	1.612	1.220	66,192
	2001	1.600	1.612	-
	2000	1.465	1.600	1,472
	1999	1.000	1.465	6,201

Credit Suisse Trust
Credit Suisse Emerging Markets Portfolio (10/99)	2002	0.916	0.804	11,251
	2001	1.022	0.916	-
	2000	1.506	1.022	-
	1999	1.000	1.506	-

Delaware VIP Trust
VIP REIT Series - Standard Class (9/00)	2002	1.318	1.366	19,794
	2001	1.221	1.318	-
	2000	1.000	1.221	-

VIP Small Cap Value Series - Standard Class (10/99)	2002	1.289	1.208	10,600
	2001	1.162	1.289	-
	2000	0.991	1.162	-
	1999	1.000	0.991	-

Dreyfus Variable Investment Fund
Appreciation Portfolio - Initial Shares (7/99)	2002	0.958	0.792	54,702
	2001	1.065	0.958	27,197
	2000	1.081	1.065	24,552
	1999	1.000	1.081	24,552

Small Cap Portfolio - Initial Shares (10/99)	2002	1.298	1.041	58,130
	2001	1.394	1.298	13,264

Accumulation Unit Values (in dollars)

Minimum Expense
0.80 M&E, 3% AIR = 0.80% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Small Cap Portfolio - Initial Shares (continued)	2000	1.240	1.394	3,246
	1999	1.000	1.240	-

Greenwich Street Series Fund
Appreciation Portfolio (5/01)	2002	0.943	0.772	20,346
	2001	1.000	0.943	3,353

Equity Index Portfolio - Class II Shares (7/99)	2002	0.886	0.682	47,426
	2001	1.019	0.886	23,609
	2000	1.133	1.019	14,389
	1999	1.000	1.133	13,350

Fundamental Value Portfolio (5/01)	2002	0.924	0.722	30,684
	2001	1.000	0.924	-

Janus Aspen Series
Aggressive Growth Portfolio - Service Shares (5/01)	2002	0.772	0.551	33,784
	2001	1.000	0.772	-

Balanced Portfolio - Service Shares (5/01)	2002	0.962	0.891	-
	2001	1.000	0.962	-

Worldwide Growth Portfolio - Service Shares (5/00)	2002	0.615	0.453	5,661
	2001	0.801	0.615	5,661
	2000	1.000	0.801	-

OCC Accumulation Trust
Equity Portfolio (1/00)	2002	0.935	0.782	-
	2001	1.014	0.935	-
	2000	1.000	1.014	-

PIMCO Variable Insurance Trust
Total Return Portfolio - Administrative Class (5/01)	2002	1.057	1.144	7,538
	2001	1.000	1.057	-

Putnam Variable Trust
Putnam VT International Growth Fund - Class IB Shares (5/01)	2002	0.861	0.703	-
	2001	1.000	0.861	-

Accumulation Unit Values (in dollars)

Minimum Expense
0.80 M&E, 3% AIR = 0.80% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Putnam VT Small Cap Value Fund - Class IB Shares (5/01)	2002	1.093	0.886	40,852
	2001	1.000	1.093	-

Putnam VT Voyager II Fund - Class IB Shares (5/01)	2002	0.808	0.564	-
	2001	1.000	0.808	-

Salomon Brothers Variable Series Fund Inc.
Capital Fund - Class I (4/00)	2002	1.449	1.077	-
	2001	1.433	1.449	-
	2000	1.000	1.433	-

Investors Fund - Class I (10/99)	2002	1.183	0.903	6,424
	2001	1.244	1.183	-
	2000	1.088	1.244	-
	1999	1.000	1.088	13,535

Small Cap Growth Fund - Class I (5/01)	2002	0.974	0.631	-
	2001	1.000	0.974	-

Total Return Fund - Class I (9/00)	2002	1.055	0.975	-
	2001	1.072	1.055	-
	2000	1.000	1.072	-

Smith Barney Investment Series
Smith Barney Large Cap Core Portfolio (5/01)	2002	0.897	0.659	-
	2001	1.000	0.897	-

Smith Barney Premier Selections All Cap Growth Portfolio (5/01)	2002	0.898	0.652	-
	2001	1.000	0.898	-

Strong Variable Insurance Funds, Inc.
Strong Multi Cap Value Fund II (3/00)	2002	0.969	0.739	8,864
	2001	0.938	0.969	-
	2000	1.000	0.938	-

Accumulation Unit Values (in dollars)

Minimum Expense
0.80 M&E, 3% AIR = 0.80% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

The Montgomery Funds III
Montgomery Variable Series: Growth Fund (10/99)	2002	0.857	0.661	-
	2001	1.090	0.857	-
	2000	1.208	1.090	-
	1999	1.000	1.208	-

The Travelers Series Trust
Disciplined Mid Cap Stock Portfolio (8/99)	2002	1.247	1.060	22,864
	2001	1.310	1.247	4,950
	2000	1.132	1.310	4,950
	1999	1.000	1.132	4,950

Equity Income Portfolio (7/99)	2002	1.024	0.874	151,978
	2001	1.105	1.024	109,815
	2000	1.021	1.105	12,381
	1999	1.000	1.021	12,381

Federated Stock Portfolio (11/01)	2002	1.002	0.802	4,216
	2001	1.000	1.002	-

Large Cap Portfolio (7/99)	2002	0.851	0.652	96,847
	2001	1.038	0.851	96,847
	2000	1.224	1.038	52,127
	1999	1.000	1.224	12,719

Lazard International Stock Portfolio (8/99)	2002	0.768	0.663	6,318
	2001	1.049	0.768	4,591
	2000	1.194	1.049	4,591
	1999	1.000	1.194	4,591

MFS Emerging Growth Portfolio (5/01)	2002	0.814	0.531	-
	2001	1.000	0.814	-

MFS Mid Cap Growth Portfolio (10/99)	2002	1.317	0.668	45,675
	2001	1.739	1.317	33,694
	2000	1.603	1.739	30,494
	1999	1.000	1.603	-

Accumulation Unit Values (in dollars)

Minimum Expense
0.80 M&E, 3% AIR = 0.80% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

MFS Research Portfolio (6/00)	2002	0.874	0.649	-
	2001	1.136	0.874	-
	2000	1.000	1.136	-

Social Awareness Stock Portfolio (7/99)	2002	0.921	0.686	14,167
	2001	1.100	0.921	14,167
	2000	1.115	1.100	14,167
	1999	1.000	1.115	14,167

Travelers Quality Bond Portfolio (8/99)	2002	1.130	1.186	19,941
	2001	1.063	1.130	19,941
	2000	1.002	1.063	19,941
	1999	1.000	1.002	19,941

U.S. Government Securities Portfolio (8/99)	2002	1.154	1.301	366,169
	2001	1.099	1.154	20,423
	2000	0.968	1.099	20,423
	1999	1.000	0.968	20,423

Utilities Portfolio (8/99)	2002	0.903	0.625	24,128
	2001	1.183	0.903	-
	2000	0.959	1.183	-
	1999	1.000	0.959	-

Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio (5/01)	2002	0.867	0.654	-
	2001	1.000	0.867	-

Alliance Growth Portfolio (7/99)	2002	0.908	0.598	67,954
	2001	1.057	0.908	67,954
	2000	1.303	1.057	56,806
	1999	1.000	1.303	17,222

MFS Total Return Portfolio (7/99)	2002	1.141	1.073	135,391
	2001	1.150	1.141	53,295
	2000	0.994	1.150	-
	1999	1.000	0.994	-

Accumulation Unit Values (in dollars)

Minimum Expense
0.80 M&E, 3% AIR = 0.80% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Putnam Diversified Income Portfolio (1/01)	2002	1.032	1.084	27,083
	2001	1.000	1.032	-

Smith Barney Aggressive Growth Portfolio (5/01)	2002	0.949	0.634	15,408
	2001	1.000	0.949	2,646

Smith Barney High Income Portfolio (8/99)	2002	0.877	0.842	20,231
	2001	0.918	0.877	20,231
	2000	1.007	0.918	20,231
	1999	1.000	1.007	20,231

Smith Barney International All Cap Growth Portfolio (12/99)	2002	0.810	0.597	3,291
	2001	1.186	0.810	3,291
	2000	1.569	1.186	3,291
	1999	1.000	1.569	-

Smith Barney Large Capitalization Growth Portfolio (10/99)	2002	0.907	0.677	-
	2001	1.045	0.907	-
	2000	1.132	1.045	-
	1999	1.000	1.132	-

Van Kampen Life Investment Trust
Emerging Growth Portfolio - Class II Shares (5/01)	2002	0.817	0.546	-
	2001	1.000	0.817	-

Enterprise Portfolio - Class II Shares (5/01)	2002	0.911	0.637	-
	2001	1.000	0.911	-

Variable Annuity Portfolios
Smith Barney Small Cap Growth Opportunities Portfolio (5/01)	2002	0.949	0.700	-
	2001	1.000	0.949	-

Variable Insurance Products Fund II
Asset Manager Portfolio - Service Class 2 (5/00)	2002	0.900	0.813	51,769
	2001	0.949	0.900	-
	2000	1.000	0.949	-

Accumulation Unit Values (in dollars)

Minimum Expense
0.80 M&E, 3% AIR = 0.80% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Contrafund® Portfolio - Service Class 2 (5/01)	2002	0.950	0.852	14,509
	2001	1.000	0.950	-

Variable Insurance Products Fund III
Dynamic Capital Appreciation Portfolio - Service Class 2 (5/01)	2002	0.846	0.776	12,814
	2001	1.000	0.846	2,853

Mid Cap Portfolio - Service Class 2 (5/01)	2002	1.032	0.921	9,533
	2001	1.000	1.032	-

Accumulation Unit Values (in dollars)

Maximum Expense
1.25 M&E, 3% AIR, 1.40 Floor = 2.65% Net Expense

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Greenwich Street Series Fund
Equity Index Portfolio - Class II Shares (7/99)	2002	0.841	0.636	-
	2001	0.986	0.841	-
	2000	1.117	0.986	-
	1999	1.000	1.117	-

Notes

On July 12, 2002, the Travelers Series Inc.: AIM Capital Appreciation Portfolio was substituted for the Montgomery Fund III: Montgomery Variable Series Growth Fund, which is no longer available as a funding option.

On July 12, 2002, the Travelers Series Inc.: AIM Capital Appreciation Portfolio was substituted for the OCC Accumulation Trust: Equity Portfolio, which is no longer available as a funding option.

Effective January 2, 2003, Dreyfus variable Investment Fund: Small Cap Portfolio changed its name to Developing Leaders Portfolio.

The number of units outstanding for the 2001 yearend have been restated to include annuity units, where appropriate.

The date next to each funding option’s name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amounts allocated to them or where not available as of December 31, 2002.

“Number of Units outstanding at end of period” may include units for contract owners in payout phase, where appropriate.

Appendix B
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS SEPARATE ACCOUNT SIX FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

The following tables provide the Accumulation Unit Value information for the minimum variable charge of 0.80% = (Standard Death Benefit) and the maximum variable account charge of 2.65% (Optional Death Benefit with the maximum Floor Charge of 1.40% for the funding options available for this feature). The variable account charges that fall in between this range are included in the Statement of Additional Information (“SAI”), which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon contained in Appendix E.

Minimum Expense
0.80 M&E, 3% AIR = 0.80% Net Expense

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Capital Appreciation Fund (5/00)	2002	0.547	0.406	1,837,286
	2001	0.745	0.547	1,046,590
	2000	1.000	0.745	1,006,482

High Yield Bond Trust (5/99)	2002	1.067	1.107	408,574
	2001	0.982	1.067	314,101
	2000	0.980	0.982	101,750
	1999	1.000	0.980	92,789

Managed Assets Trust (3/99)	2002	1.013	0.918	1,042,680
	2001	1.076	1.013	1,174,637
	2000	1.102	1.076	913,007
	1999	1.000	1.102	232,345

Money Market Portfolio (4/99)	2002	1.119	1.125	1,258,377
	2001	1.087	1.119	990,283
	2000	1.032	1.087	700,403
	1999	1.000	1.032	239,890

AIM Variable Insurance Funds
AIM V.I. Premier Equity Fund - Series I (7/01)	2002	0.888	0.615	55,895
	2001	1.000	0.888	-

CitiStreet Funds, Inc.
CitiStreet Diversified Bond Fund - Class I (3/99)	2002	1.157	1.251	3,359,458
	2001	1.092	1.157	2,080,975
	2000	0.979	1.092	601,543
	1999	1.000	0.979	139,623

Accumulation Unit Values (in dollars)

Minimum Expense
0.80 M&E, 3% AIR = 0.80% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

CitiStreet International Stock Fund - Class I (3/99)	2002	0.904	0.697	2,025,194
	2001	1.160	0.904	1,238,125
	2000	1.272	1.160	474,746
	1999	1.000	1.272	90,221

CitiStreet Large Company Stock Fund - Class I (3/99)	2002	0.702	0.537	3,575,681
	2001	0.840	0.702	2,080,499
	2000	0.995	0.840	959,029
	1999	1.000	0.995	228,230

CitiStreet Small Company Stock Fund - Class I (3/99)	2002	1.612	1.220	739,822
	2001	1.600	1.612	542,731
	2000	1.465	1.600	462,418
	1999	1.000	1.465	113,574

Credit Suisse Trust
Credit Suisse Emerging Markets Portfolio (5/99)	2002	0.916	0.804	45,812
	2001	1.022	0.916	54,766
	2000	1.506	1.022	71,391
	1999	1.000	1.506	54,662

Delaware VIP Trust
VIP REIT Series - Standard Class (7/99)	2002	1.318	1.366	242,450
	2001	1.221	1.318	128,487
	2000	0.937	1.221	102,023
	1999	1.000	0.937	-

VIP Small Cap Value Series - Standard Class (4/99)	2002	1.289	1.208	139,177
	2001	1.162	1.289	13,468
	2000	0.991	1.162	5,110
	1999	1.000	0.991	-

Dreyfus Variable Investment Fund
Appreciation Portfolio - Initial Shares (3/99)	2002	0.958	0.792	352,837
	2001	1.065	0.958	396,091
	2000	1.081	1.065	311,873
	1999	1.000	1.081	244,529

Accumulation Unit Values (in dollars)

Minimum Expense
0.80 M&E, 3% AIR = 0.80% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Small Cap Portfolio - Initial Shares (4/99)	2002	1.298	1.041	540,784
	2001	1.394	1.298	388,047
	2000	1.240	1.394	305,761
	1999	1.000	1.240	45,091

Greenwich Street Series Fund
Appreciation Portfolio (8/01)	2002	0.943	0.772	82,395
	2001	1.000	0.943	14,712

Equity Index Portfolio - Class II Shares (3/99)	2002	0.886	0.682	1,579,614
	2001	1.019	0.886	1,055,882
	2000	1.133	1.019	842,129
	1999	1.000	1.133	207,054

Fundamental Value Portfolio (5/01)	2002	0.924	0.722	486,577
	2001	1.000	0.924	106,535

Janus Aspen Series
Aggressive Growth Portfolio - Service Shares (8/01)	2002	0.772	0.551	-
	2001	1.000	0.772	-

Balanced Portfolio - Service Shares (5/01)	2002	0.962	0.891	83,565
	2001	1.000	0.962	-

Worldwide Growth Portfolio - Service Shares (5/00)	2002	0.615	0.453	382,579
	2001	0.801	0.615	441,531
	2000	1.000	0.801	424,750

OCC Accumulation Trust
Equity Portfolio (6/99)	2002	0.935	0.782	-
	2001	1.014	0.935	-
	2000	0.930	1.014	-
	1999	1.000	0.930	-

PIMCO Variable Insurance Trust
Total Return Portfolio - Administrative Class (6/01)	2002	1.057	1.144	388,046
	2001	1.000	1.057	42,621

Accumulation Unit Values (in dollars)

Minimum Expense
0.80 M&E, 3% AIR = 0.80% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Putnam Variable Trust
Putnam VT International Growth Fund - Class IB Shares (5/01)	2002	0.861	0.703	89,130
	2001	1.000	0.861	36,530

Putnam VT Small Cap Value Fund - Class IB Shares (6/01)	2002	1.093	0.886	235,414
	2001	1.000	1.093	1,734

Putnam VT Voyager II Fund - Class IB Shares (12/01)	2002	0.808	0.564	11,671
	2001	1.000	0.808	-

Salomon Brothers Variable Series Fund Inc.
Capital Fund - Class I (3/99)	2002	1.449	1.077	340,827
	2001	1.433	1.449	172,311
	2000	1.222	1.433	70,934
	1999	1.000	1.222	13,279

Investors Fund - Class I (3/99)	2002	1.183	0.903	140,603
	2001	1.244	1.183	102,276
	2000	1.088	1.244	20,655
	1999	1.000	1.088	5,119

Small Cap Growth Fund - Class I (6/01)	2002	0.974	0.631	-
	2001	1.000	0.974	997

Total Return Fund - Class I (3/99)	2002	1.055	0.975	10,605
	2001	1.072	1.055	7,423
	2000	1.002	1.072	5,470
	1999	1.000	1.002	-

Smith Barney Investment Series
Smith Barney Large Cap Core Portfolio (5/01)	2002	0.897	0.659	20,096
	2001	1.000	0.897	20,096

Smith Barney Premier Selections All Cap Growth Portfolio (6/01)	2002	0.898	0.652	-
	2001	1.000	0.898	-

Accumulation Unit Values (in dollars)

Minimum Expense
0.80 M&E, 3% AIR = 0.80% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Strong Variable Insurance Funds, Inc.
Strong Multi Cap Value Fund II (7/99)	2002	0.969	0.739	9,511
	2001	0.938	0.969	6,351
	2000	0.877	0.938	6,351
	1999	1.000	0.877	6,351

The Montgomery Funds III
Montgomery Variable Series: Growth Fund (3/99)	2002	0.857	0.661	-
	2001	1.090	0.857	39,052
	2000	1.208	1.090	40,161
	1999	1.000	1.208	16,056

The Travelers Series Trust
Disciplined Mid Cap Stock Portfolio (6/99)	2002	1.247	1.060	244,570
	2001	1.310	1.247	156,409
	2000	1.132	1.310	87,378
	1999	1.000	1.132	-

Equity Income Portfolio (3/99)	2002	1.024	0.874	1,010,175
	2001	1.105	1.024	343,935
	2000	1.021	1.105	212,588
	1999	1.000	1.021	216,322

Federated Stock Portfolio (4/99)	2002	1.002	0.802	52,941
	2001	0.993	1.002	24,072
	2000	0.965	0.993	4,126
	1999	1.000	0.965	-

Large Cap Portfolio (3/99)	2002	0.851	0.652	448,487
	2001	1.038	0.851	409,069
	2000	1.224	1.038	334,348
	1999	1.000	1.224	247,021

Lazard International Stock Portfolio (4/99)	2002	0.768	0.663	37,915
	2001	1.049	0.768	43,074
	2000	1.194	1.049	43,159
	1999	1.000	1.194	13,922

Accumulation Unit Values (in dollars)

Minimum Expense
0.80 M&E, 3% AIR = 0.80% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

MFS Emerging Growth Portfolio (8/01)	2002	0.814	0.531	-
	2001	1.000	0.814	-

MFS Mid Cap Growth Portfolio (5/99)	2002	1.317	0.668	249,539
	2001	1.739	1.317	238,188
	2000	1.603	1.739	201,277
	1999	1.000	1.603	22,378

MFS Research Portfolio (3/99)	2002	0.874	0.649	16,447
	2001	1.136	0.874	17,029
	2000	1.213	1.136	80,150
	1999	1.000	1.213	-

Social Awareness Stock Portfolio (3/99)	2002	0.921	0.686	205,434
	2001	1.100	0.921	252,885
	2000	1.115	1.100	338,770
	1999	1.000	1.115	204,232

Travelers Quality Bond Portfolio (3/99)	2002	1.130	1.186	324,873
	2001	1.063	1.130	229,303
	2000	1.002	1.063	89,190
	1999	1.000	1.002	30,445

U.S. Government Securities Portfolio (3/99)	2002	1.154	1.301	672,580
	2001	1.099	1.154	329,688
	2000	0.968	1.099	147,364
	1999	1.000	0.968	81,239

Utilities Portfolio (5/99)	2002	0.903	0.625	177,705
	2001	1.183	0.903	175,971
	2000	0.959	1.183	136,065
	1999	1.000	0.959	52,624

Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio (11/01)	2002	0.867	0.654	38,688
	2001	1.000	0.867	-

Alliance Growth Portfolio (3/99)	2002	0.908	0.598	905,227
	2001	1.057	0.908	1,013,052

Accumulation Unit Values (in dollars)

Minimum Expense
0.80 M&E, 3% AIR = 0.80% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Alliance Growth Portfolio (continued)	2000	1.303	1.057	787,876
	1999	1.000	1.303	274,568

MFS Total Return Portfolio (4/99)	2002	1.141	1.073	994,730
	2001	1.150	1.141	458,197
	2000	0.994	1.150	177,102
	1999	1.000	0.994	56,338

Putnam Diversified Income Portfolio (6/99)	2002	1.032	1.084	29,999
	2001	0.998	1.032	17,469
	2000	1.010	0.998	-
	1999	1.000	1.010	-

Smith Barney Aggressive Growth Portfolio (5/01)	2002	0.949	0.634	372,023
	2001	1.000	0.949	148,073

Smith Barney High Income Portfolio (5/99)	2002	0.877	0.842	17,421
	2001	0.918	0.877	26,499
	2000	1.007	0.918	12,407
	1999	1.000	1.007	-

Smith Barney International All Cap Growth Portfolio (3/99)	2002	0.810	0.597	184,371
	2001	1.186	0.810	202,204
	2000	1.569	1.186	76,324
	1999	1.000	1.569	33,821

Smith Barney Large Capitalization Growth Portfolio (3/99)	2002	0.907	0.677	335,753
	2001	1.045	0.907	323,325
	2000	1.132	1.045	265,016
	1999	1.000	1.132	100,647

Van Kampen Life Investment Trust
Emerging Growth Portfolio - Class II Shares (1/02)	2002	0.817	0.546	-
	2001	1.000	0.817	-

Enterprise Portfolio - Class II Shares (10/01)	2002	0.911	0.637	-
	2001	1.000	0.911	-

Accumulation Unit Values (in dollars)

Minimum Expense
0.80 M&E, 3% AIR = 0.80% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Variable Annuity Portfolios
Smith Barney Small Cap Growth Opportunities Portfolio (5/01)	2002	0.949	0.700	-
	2001	1.000	0.949	-

Variable Insurance Products Fund II
Asset Manager Portfolio - Service Class 2 (6/00)	2002	0.900	0.813	227,798
	2001	0.949	0.900	178,530
	2000	1.000	0.949	133,640

Contrafund® Portfolio - Service Class 2 (9/01)	2002	0.950	0.852	208,513
	2001	1.000	0.950	-

Variable Insurance Products Fund III
Dynamic Capital Appreciation Portfolio - Service Class 2 (5/01)	2002	0.846	0.776	5,993
	2001	1.000	0.846	-

Mid Cap Portfolio - Service Class 2 (7/01)	2002	1.032	0.921	100,887
	2001	1.000	1.032	-

Accumulation Unit Values (in dollars)

Maximum Expense
1.25 M&E, 3% AIR, 1.40 Floor = 2.65% Net Expense

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Greenwich Street Series Fund
Equity Index Portfolio - Class II Shares (3/99)	2002	0.841	0.636	-
	2001	0.986	0.841	-
	2000	1.117	0.986	-
	1999	1.000	1.117	-

Notes

On July 12, 2002, the Travelers Series Inc.: AIM Capital Appreciation Portfolio was substituted for the Montgomery Fund III: Montgomery Variable Series Growth Fund, which is no longer available as a funding option.

On July 12, 2002, the Travelers Series Inc.: AIM Capital Appreciation Portfolio was substituted for the OCC Accumulation Trust: Equity Portfolio, which is no longer available as a funding option.

Effective January 2, 2003, Dreyfus variable Investment Fund: Small Cap Portfolio changed its name to Developing Leaders Portfolio.

The number of units outstanding for the 2001 yearend have been restated to include annuity units, where appropriate.

The date next to each funding option’s name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amounts allocated to them or where not available as of December 31, 2002.

“Number of Units outstanding at end of period” may include units for contract owners in payout phase, where appropriate.

APPENDIX C

WAIVER OF WITHDRAWAL CHARGE FOR NURSING HOME CONFINEMENT
Not available under Section 457 Plans
Not available if owner is age 71 or older on the Contract Date.
Please refer to your Contract for state variations of this waiver.

If, after the first Contract Year and before the Maturity Date, the Annuitant begins confinement in an eligible nursing home, you may surrender or make withdrawal, subject to the maximum withdrawal amount described below, without incurring a withdrawal charge. In order for the Company to waive the withdrawal charge, the withdrawal must be made during continued confinement in an eligible nursing home after the qualifying period has been satisfied, or within sixty (60) days after such confinement ends. The qualifying period is confinement in an eligible nursing home for ninety (90) consecutive days. We will require proof of confinement in a form satisfactory to us, which may include certification by a licensed physician that such confinement is medically necessary.

An eligible nursing home is defined as an institution or special nursing unit of a hospital which:

(a)	is Medicare approved as a provider of skilled nursing care services; and

(b)	is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism, mental illness or drug abuse.

OR

Meets all of the following standards:

(a)	is licensed as a nursing care facility by the state in which it is licensed;

(b)	is either a freestanding facility or a distinct part of another facility such as a ward, wing, unit or swing-bed of a hospital or other facility;

(c)	provides nursing care to individuals who are not able to care for themselves and who require nursing care;

(d)	provides, as a primary function, nursing care and room and board; and charges for these services;

(e)	provides care under the supervision of a licensed physician, registered nurse (RN) or licensed practical nurse (LPN);

(f)	may provide care by a licensed physical, respiratory, occupational or speech therapist; and

(g)	is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism, mental illness or drug abuse.

Filing a claim: You must provide the Company with written notice of a claim during continued confinement after the 90-day qualifying period, or within sixty days after such confinement ends.

The maximum withdrawal amount for which we will waive the withdrawal charge is the Contract Value on the next Valuation Date following written proof of claim, less any Purchase Payments made within a one-year period before confinement in an eligible nursing home begins, less any Purchase Payments made on or after the Annuitant’s 71st birthday.

We will pay any withdrawal requested under the scope of this waiver as soon as we receive proper written proof of your claim, and we will pay the withdrawal in a lump sum. You should consult with your personal tax adviser regarding the tax impact of any withdrawals taken from your Contract.

C-1

APPENDIX D

MARKET VALUE ADJUSTMENT

If you have selected any period certain option, you may elect to surrender a payment equal to a portion of the present value of the remaining period certain payments any time after the first Contract Year. There is a surrender charge of 5% of the amount withdrawn under this option.

For fixed Annuity Payments, we calculate the present value of the remaining period certain payments using a current interest rate. The current interest rate is the then current annual rate of return offered by Us on a new Fixed Annuity Period Certain Only annuitizations for the amount of time remaining in the certain period. If the period of time remaining is less that the minimum length of time for which we offer a new Fixed Annuity Period Certain Only annuitization, then the interest rate will be the rate of return for that minimum length of time.

The formula for calculating the Present Value is as follows:

N
Present Value = sum [Payments X (1/1 + iC)t/365
s = 1

Where

iC = the interest rate described above

  n = the number of payments remaining in the Contract Owner’s certain period at the time of request for this benefit

t = number of days remaining until that payment is made, adjusting for leap years.

If you request a percentage of the total amount available, then the remaining period certain payments will be reduced by that percentage for the remainder of the certain period. After the certain period expires, any remaining payments, if applicable, will increase to the level they would have been had no liquidation taken place.

ILLUSTRATION :

Amount Annuitized	$12,589.80
Annuity Option	Life with 10 year certain period
Annuity Payments	$1,000 Annually – first payment immediately

For the purposes of illustration, assume after two years (immediately preceding the third payment), you choose to receive full liquidity, and the current rate of return that we are then crediting for 8 year fixed Period Certain Only Annuitizations is 4.00%. The total amount available for liquidity is calculated as follows:

1000 + (1000/1.04) + (1000/1.04)ˆ2 + (1000/1.04)ˆ3 + (1000/1.04)ˆ4 + (1000/1.04)ˆ5
+ (1000/1.04)ˆ6 + (1000/1.04)ˆ7 = $7002.06

The surrender penalty is calculated as 5% of $7,002.06, or $350.10.

The net result to you after subtraction of the surrender penalty of $350.10 would be $6,651.96.

You would receive no more payments for 8 years. After 8 years, if you are still living, you will receive $1,000 annually until your death.

D-1

APPENDIX E

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company or The Travelers Life and Annuity Company. A list of the contents of the Statement of Additional Information is set forth below:

      The Insurance Company
      Principal Underwriter
      Distribution and Principal Underwriting Agreement
      Valuation of Assets
      Performance Information
      Federal Tax Considerations
      Independent Accountants
      Condensed Financial Information
      Financial Statements

Copies of the Statement of Additional Information dated May 1, 2003 are available without charge. To request a copy, please clip this coupon on the line above, enter your name and address in the spaces provided below, and mail to: The Travelers Insurance Company, Annuity Investor Services, One Cityplace, Hartford, Connecticut 06103-3415. The Travelers Insurance Company Statement of Additional Information is printed on Form L-21256S, and The Travelers Life and Annuity Statement of Additional Information is printed on Form L-21257S.

Name:

Address:

E-1

THIS PAGE INTENTIONALLY LEFT BLANK.

L-21256	May, 2003

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.	Other Expenses of Issuance and Distribution

Registration Fees: $2,780.00 for 10,000,000 in interests of Fixed Account Annuitization Options with a Market Value Adjustment Cash Out Feature.

Estimate of Printing Costs: $10,000

Cost of Independent Auditors: $5,000

Item 15.	Indemnification of Directors and Officers

Sections 33-770 et seq inclusive of the Connecticut General Statutes (“C.G.S.”) regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation’s obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

C.G.S. Section 33-778 provides an exclusive remedy; a Connecticut corporation cannot indemnify a director or officer to an extent either greater or less than that authorized by the statute, e.g., pursuant to its certificate of incorporation, by-laws, or any separate contractual arrangement. However, the statute does specifically authorize a corporation to procure indemnification insurance to provide greater indemnification rights. The premiums for such insurance may be shared with the insured individuals on an agreed basis.

Citigroup Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Registrant. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the federal securities laws.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by i t is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits

(a)	Exhibits

Exhibit Number	Description

1.	Distribution and Principal Underwriting Agreement. (Incorporated herein by reference to Exhibit 1 to the Registration Statement on Form S-2, File No. 333-51800 filed December 14, 2000.)

2.	None.

3(a).	Charter of The Travelers Life and Annuity Company, as amended on April 10, 1990. (Incorporated herein by reference to Exhibit 6(a) to the Registration Statement on Form N-4, File No. 333-40191 filed November 13, 1997).

3(b).	By-Laws of The Travelers Life and Annuity Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 6(b) to the Registration Statement on Form N-4, File No. 333-40191 filed November 13, 1997.)

4.	Contracts. (Incorporated herein by reference to Exhibit 4 to the Registration Statement on Form N-4, File No. 333-58783 filed November 3, 1998.)

5.	Opinion Re: Legality, Including Consent. (Incorporated herein by reference to Exhibit 5 to the Registration Statement on Form S-2 filed December 29, 1998.)

8.	None.

9.	None.

10.	None.

11.	None.

12.	None.

13.	Incorporated by reference to the text of the Prospectus.

15.	None.

16.	None.

23(a).	Consent of KPMG LLP, Independent Auditors. Filed herewith.

23(b).	Consent of Counsel (see Exhibit 5).

24(a).	Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for J. Eric Daniels, George C. Kokulis, Katherine M. Sullivan and Glenn Lammey. (Incorporated herein by reference to Exhibit 24(b) to Post-Effective Amendment No. 1 to the Registration Statement on Form S-2 filed April 3, 2000.)

24(b)	Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for George C. Kokulis, Glenn Lammey, Marla Berman Lewitus and William R. Hogan. (Incorporated herein by reference to Exhibit 24(b) to Post-Effective Amendment No. 2 to the Registration statement filed April 5, 2001.)

24(c).	Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Kathleen A. Preston. (Incorporated herein by reference to Exhibit 24(c) to the Registration Statement on Form S-2, File No. 333-69753 filed April 1, 2002.)

25.	None.

26.	None.

27.	None.

Item 17.	Undertakings

The undersigned registrant hereby undertakes as follows, pursuant to Item 512(a) of Regulation S-K:

(a)	Rule 415 Offerings:

1.	To file, during any period in which offers or sales of the registered securities are being made, a post-effective amendment to this registration statement:

i.	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

ii.	to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price set represent no more than 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement, and

iii.	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

2.	That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

3.	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

The undersigned registrant hereby undertakes as follows, pursuant to Item 512(h) of Regulation S-K:

(h)	Request for Acceleration of Effective Date:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification b y it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-2 and has duly caused this Post-Effective Amendment No.4 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on March 27, 2003.

THE TRAVELERS LIFE AND ANNUITY COMPANY
(Registrant)

By:	*GLENN D. LAMMEY
Glenn D. Lammey, Chief Financial Officer, Chief Accounting Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 27, 2003.

*GEORGE C. KOKULIS (George C. Kokulis)	Director, President and Chief Executive Officer (Principal Executive Officer)

*GLENN D. LAMMEY (Glenn D. Lammey)	Director, Chief Financial Officer, Chief Accounting Officer (Principal Financial Officer)

*MARLA BERMAN LEWITUS (Marla Berman Lewitus)	Director

*KATHLEEN L. PRESTON (Kathleen L. Preston)	Director

*By: /s/Ernest J. Wright, Attorney-in-Fact

EXHIBIT INDEX

Method of Filing Electronically
Exhibit letter	Description
23(a)	Consent of KPMG LLP, Independent Auditors